PROSPECTUS                          SELECT TEN PLUS
                       FLEXIBLE PREMIUM VARIABLE ANNUITY*
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a CONTRACT) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Separate Account Ten funds the variable annuity contract. Your contributions will be allocated to the next available investment division of Separate Account Ten. There is no sales load on the contract.

Your contributions are allocated to Select Ten Plus Division - March, Select Ten Plus Division - June, Select Ten Plus Division - September, or Select Ten Plus Division - December, which invest directly in securities. This prospectus describes the contract, provides background information about Separate Account Ten, and provides information about the investment activities and operations of the Divisions, including their investment policies.

We also offer a Short Term Account (STA) that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STA during the calendar quarter for which the rate has been declared. We guarantee that the STA's effective annual yield will never be less than 3%. WE HOLD YOUR CONTRIBUTIONS IN THE STA UNTIL WE TRANSFER THEM TO THE NEXT AVAILABLE DIVISION. WE TRANSFER ALL ASSETS IN THE STA TO THE NEXT AVAILABLE DIVISION ON A QUARTERLY BASIS.

This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.

A registration statement relating to the contract, which includes a Statement of Additional Information (SAI) dated May 1, 2001, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix B.

THE CONTRACT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACT AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACT ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THAT INFORMATION ARE ALSO AVAILABLE, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO publicinfo@sec.gov, OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-0102.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

The date of this prospectus is May 1, 2001.

                                TABLE OF CONTENTS


GLOSSARY.......................................................................4

SECTION 1 - SUMMARY

Your Variable Annuity Contract.................................................5
Your Benefits..................................................................5
How Your Contract is Taxed.....................................................5
Your Contributions.............................................................5
Account Value and Cash Value...................................................5
Charges and Fees...............................................................5
Withdrawals....................................................................6
Your Initial Right to Revoke...................................................6
Risk/Return Summary: Investments and Risks.....................................6
Table of Annual Fees and Expenses..............................................8
Example........................................................................9

SECTION 2 - INTEGRITY AND SEPARATE ACCOUNT TEN

Integrity Life Insurance Company...............................................9
Separate Account Ten...........................................................9
Assets of Separate Account Ten................................................10
Changes In How We Operate.....................................................10

SECTION 3 - YOUR INVESTMENT OPTIONS

The Select Ten Plus Divisions.................................................10
Short Term Account............................................................10

SECTION 4 - INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective..........................................................11
Investment Strategy...........................................................12
Strategic Performance Information.............................................13

SECTION 5 - DEDUCTIONS AND CHARGES

Separate Account Charges......................................................16
Annual Administrative Charge..................................................16
Reduction or Elimination of Separate Account or Administrative Charges........16
State Premium Tax Deduction...................................................16
Tax Reserve...................................................................16

SECTION 6 - CONTRACTHOLDER INFORMATION

Pricing of Units..............................................................16
Dividends and Distributions...................................................17

SECTION 7 - MANAGEMENT OF SEPARATE ACCOUNT TEN

The Investment Adviser........................................................17
The Sub-Adviser...............................................................18

SECTION 8 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract.............................................18
Your Account Value............................................................18
Units in Separate Account Ten.................................................18
How We Determine Unit Value...................................................19
Withdrawals...................................................................19
Assignments...................................................................20
Death Benefits and Similar Benefit Distributions..............................20
Annuity Benefits..............................................................20
Annuities.....................................................................21
Fixed Annuity Payments........................................................21
Timing of Payment.............................................................21
How You Make Requests and Give Instructions...................................22

SECTION 9 - VOTING RIGHTS

How We Determine Your Voting Units............................................22
How Separate Account Ten Interests Are Voted..................................22
Separate Account Voting Rights................................................22

SECTION 10 - TAX ASPECTS OF THE CONTRACT

Introduction..................................................................22
Your Contract is an Annuity...................................................23
Taxation of Annuities Generally...............................................23
Distribution-at-Death Rules...................................................24
Diversification Standards.....................................................24
Tax-Favored Retirement Programs...............................................24
Federal and State Income Tax Withholding......................................25
Impact of Taxes on Integrity..................................................25
Transfers from the STA to the Divisions.......................................25

SECTION 11 - ADDITIONAL INFORMATION

Systematic Withdrawals........................................................25
Income Plus Withdrawal Program................................................25
Division Performance Information..............................................26

APPENDIX A - CONDENSED FINANCIAL INFORMATION..................................27
APPENDIX B - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.........29

                                    GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of amounts attributable to the Divisions and STA added together.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Account Value reduced by any pro rata annual administrative charges that may apply.

DIVISION - an investment division of Separate Account Ten. The four Divisions are the Select Ten Plus Division - March, Select Ten Plus Division - June, Select Ten Plus Division - September and Select Ten Plus Division - December.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, but may be earlier if required by law.

UNIT - a measure of your ownership interest in a Division.

UNIT VALUE - the value of each unit calculated on any Business Day.

SECTION 1  -  SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (INTEGRITY). When it uses the terms "you" and "your" it means the annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying a Select Ten Plus Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

The maximum issue age for the Annuitant is 85 years old.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Section 9, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in South Carolina and Pennsylvania). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see "Contributions Under Your Contract" in Section 8.

ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Divisions and STA added together. Your CASH VALUE is equal to your Account Value, reduced by any pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail below.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.35% is deducted from that portion of your Account Value in the Divisions to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this.
For more information about these charges, see Section 5, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts invested in the Divisions. Investment management fees of a Division can't be increased without the consent of its contractholders. See "Table of Annual Fees and Expenses" below and the discussion about the fees of the investment adviser and sub-adviser in Section 5.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. Most withdrawals made before age 59 1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Section 10, "Tax Aspects of the Contract." For Pennsylvania and South Carolina residents, a $3,000 minimum account balance must remain in your contract after any withdrawal.

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution. If your state requires, upon cancellation we'll return your contribution without any adjustments.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

INVESTMENT OBJECTIVE AND STRATEGY

The Select Ten Plus Divisions seek total return. To achieve this goal, the four Divisions buy shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights as determined on a specified business day. Each Division holds these stocks for a period of twelve months. At the end of a Division's twelve-month period, the Division restructures its investment portfolio to invest in the ten stocks with the highest current dividend yield in the DJIA for another twelve months. For more details on the Divisions' strategy and performance information, see Section 4, "Investment Objective and Strategy."

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available through this prospectus.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulation, and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

TABLE OF ANNUAL FEES AND EXPENSES

OWNER TRANSACTION EXPENSES

      Sales Load on Purchases.............................................. $0
      Deferred Sales Load.................................................. $0

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge*........................................ $30

      * This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual Administrative Charge" in Section 5.

Annual Expenses of Separate Account Ten
(as a percentage of average separate account value) (1)
-------------------------------------------------------

      Mortality and Expense Risk Charge...................................  1.20%
      Administrative Expenses.............................................   .15%
                                                                           -----
      Total Separate Account Annual Expenses..............................  1.35%
                                                                           =====

Division Annual Expenses After Reimbursement
(as a percentage of average net assets)
---------------------------------------

      Management Fees (2).................................................   .50%
      Other Expenses (3)..................................................   .35%
                                                                           -----
      Total Annual Expenses...............................................   .85%
                                                                           =====

-------------------------
(1)  See "Separate Account Charges" in Section 5.

(2) Touchstone Advisors, Inc. will pay a portion of its management fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million.
Touchstone Advisors has guaranteed it or an affiliate will pay National Asset a minimum annual sub-advisory fee of $50,000.

(3) Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been .98% and 1.48%, respectively, for the March Division, 1.10% and 1.60%, respectively, for the June Division, .95% and 1.45%, respectively, for the September Division, and .55% and 1.05%, respectively, for the December Division. Touchstone Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 2001.

EXAMPLE

The example below shows the expenses on a $1,000 investment, assuming a $60,000 average Account Value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT WHETHER YOU ELECT TO ANNUITIZE, SURRENDER OR CONTINUE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

                                                          1 YEAR      3 YEARS     5 YEARS   10 YEARS
                                                          ------      -------     -------   --------
Select Ten Plus Division March............................$23.04       $70.93     $121.33    $259.22
Select Ten Plus Division June.............................$23.04       $70.93     $121.33    $259.22
Select Ten Plus Division September........................$23.04       $70.93     $121.33    $259.22
Select Ten Plus Division December.........................$23.04       $70.93     $121.33    $259.22


This example assumes the current charges that are borne by Separate Account Ten and the investment management fees and other expenses (after reimbursement) of the Divisions. ACTUAL DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average Account Value, so that the administrative charge per $1,000 of net asset value in Separate Account Ten is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and example are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of Separate Account Ten as well as those of the Divisions. Premium taxes at the time of payout also may be applicable.

CONDENSED FINANCIAL INFORMATION FOR SEPARATE ACCOUNT TEN IS PROVIDED IN
APPENDIX A


SECTION 2 - INTEGRITY AND SEPARATE ACCOUNT TEN

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts, and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. In addition to issuing annuity products, we provide administrative and investment support for products designed, underwritten and sold by other insurance companies.

Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

SEPARATE ACCOUNT TEN

Separate Account Ten was established in 1998 under the insurance laws of the State of Ohio. Separate Account Ten is registered with the Securities and Exchange Commission (SEC) as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF SEPARATE ACCOUNT TEN

Under Ohio law, we own the assets of Separate Account Ten and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in Separate Account Ten in proportion to the amounts in their contracts. We can't use Separate Account Ten's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Division may be liable for claims relating to the operations of another Division.

Income, gains and losses, whether realized or unrealized, from assets allocated to Separate Account Ten are credited to or charged against Separate Account Ten without regard to our other income, gains or losses. We may allow charges owed to us to stay in Separate Account Ten, and thus can participate proportionately in Separate Account Ten. Amounts in Separate Account Ten greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or Separate Account Ten operates, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the investments of a Division. We may:

- add Divisions to or remove Divisions from Separate Account Ten, combine two or more Divisions within Separate Account Ten, or withdraw assets relating to your contract from one Division and put them into another;
-       register or end the registration of Separate Account Ten under the 1940
-       Act;
- operate Separate Account Ten under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
- restrict or eliminate any voting rights of owners or others who have voting rights that affect Separate Account Ten;
- operate Separate Account Ten or one or more of the Divisions in any other form the law allows. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

THE SELECT TEN PLUS DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company which invests directly in securities. There is no guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other investment divisions that aren't available under the contract offered by this prospectus.

Touchstone Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions.

FOR COMPLETE INFORMATION ABOUT THE DIVISIONS, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE SECTION 4, "INVESTMENT OBJECTIVE AND STRATEGY."

SHORT TERM ACCOUNT

We use the STA to facilitate your contributions to the Divisions. The STA guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions in the STA at the time the rate is declared. We guarantee that the STA's effective annual yield will never be less than 3%. The STA may not be available in some states.

New contributions to a Division are held in the STA until the day preceding the next available Investment Date, as described below under "Investment Strategy" in Section 4. All assets in the STA are transferred to the next available Division on a quarterly basis. Transfers into the STA from the Divisions are not permitted. We can hold in the STA new contributions received less than five Business Days before any Division's Investment Date until the following Investment Date.


SECTION 4 - INVESTMENT OBJECTIVE AND STRATEGY

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

       (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

       (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

       (3) the stock may be a cyclical stock reacting to national and international economic developments; or

       (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stock in the DJIA in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.


New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

               Division                               Investment Date
               --------                               ---------------
   Select Ten Plus Division - March             last Business Day of March

   Select Ten Plus Division - June              last Business Day of June

   Select Ten Plus Division - September         last Business Day of September

   Select Ten Plus Division - December          last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

       (1)    time in the market is more important than timing the market;

       (2)    the stocks to buy are the ones everyone else is selling; and

       (3)    dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on Friday, March 30, 2001. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T                                          Honeywell
Aluminum Co. of America                       IBM
American Express                              Intel
Boeing                                        International Paper*
Caterpillar*                                  J.P. Morgan*
Citigroup                                     Johnson& Johnson
Coca-Cola                                     McDonald's
Disney                                        Merck
DuPont*                                       Microsoft
Eastman Kodak*                                Minnesota Mining & Manufacturing*
Exxon Mobil                                   Philip Morris*
General Electric                              Proctor & Gamble*
General Motors*                               SBC Communications*
Hewlett-Packard                               United Technologies
Home Depot                                    Walmart

The designations "Dow Jones-Registered Trademark-", "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc.
(DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' units to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

STRATEGIC PERFORMANCE INFORMATION

The performance of the investment strategy for the Divisions relative to other investment strategies can be shown using historical data. The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions, and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                         COMPARISON OF TOTAL RETURN (1)

                                    Ten Highest Dividend
                  Year               Yielding Stocks (2)          DJIA
                  ----               -------------------          ----
                  1973                   3.9%                   (13.1)%
                  1974                  (1.3)%                  (23.1)%
                  1975                  55.9%                    44.4%
                  1976                  34.8%                    22.7%
                  1977                   0.9%                   (12.7)%
                  1978                  (0.1)%                    2.7%
                  1979                  12.4%                    10.5%
                  1980                  27.2%                    21.5%
                  1981                   5.0%                    (3.4)%
                  1982                  23.6%                    25.8%
                  1983                  38.7%                    25.7%
                  1984                   7.6%                     1.1%
                  1985                  29.5%                    32.8%
                  1986                  32.1%                    26.9%
                  1987                   6.1%                     6.0%
                  1988                  22.9%                    16.0%
                  1989                  26.5%                    31.7%
                  1990                  (7.6)%                   (0.4)%
                  1991                  39.3%                    23.9%
                  1992                   7.9%                     7.4%
                  1993                  27.3%                    16.8%
                  1994                   4.1%                     4.9%
                  1995                  36.7%                    36.4%
                  1996                  27.9%                    28.9%
                  1997                  21.9%                    24.9%
                  1998                  10.7%                    18.1%
                  1999                   4.0%                    27.2%
                  2000                   6.4%                   (4.7)%
                  Cumulative           8,056%                   2,937%

----------------------------------
(1) Total return is the sum of (i) the percentage change in market value of each group of stocks between the first and last trading days of a period and (ii) the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total return doesn't take into consideration any expenses or commissions. Over the course of the years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 17.0%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 12.9%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'
         Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for years 1998-2000: www.dogsofthedow.com.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.


              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                         $10,000 HYPOTHETICAL INVESTMENT

                                   Ten Highest Dividend
                  Year             Yielding DJIA Stocks         DJIA Index
                  ----             --------------------         ----------
                  1973                 $  10,390                $   8,690
                  1974                    10,255                    6,683
                  1975                    15,987                    9,650
                  1976                    21,551                   11,840
                  1977                    21,745                   10,336
                  1978                    21,723                   10,616
                  1979                    24,417                   11,730
                  1980                    31,058                   14,252
                  1981                    32,611                   13,768
                  1982                    40,308                   17,320
                  1983                    55,907                   21,771
                  1984                    60,155                   22,010
                  1985                    77,901                   29,230
                  1986                   102,908                   37,092
                  1987                   109,185                   39,318
                  1988                   134,188                   45,609
                  1989                   169,748                   60,067
                  1990                   156,848                   59,827
                  1991                   218,489                   74,125
                  1992                   235,749                   79,610
                  1993                   300,109                   92,985
                  1994                   312,413                   97,541
                  1995                   427,069                  133,046
                  1996                   546,221                  171,496
                  1997                   665,843                  214,199
                  1998                   737,136                  252,971
                  1999                   766,572                  319,152
                  2000                   815,633                  303,673

The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA stocks from January 1, 1973 through December 31, 2000. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $477,236 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Division Performance Information" in Section 11 for a discussion of how performance is calculated.

SECTION 5 -  DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.35% of your Account Value in the Divisions. This daily expense rate can't be increased without your consent. Of the 1.35% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.20% for assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.20% effective annual risk charge can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value and reduces the number of Units we credit to you. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Divisions, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Divisions.

SECTION 6  -  CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the Units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's Unit Value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year - the INVESTMENT DATE for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order.

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 7  -  MANAGEMENT OF SEPARATE ACCOUNT TEN

THE INVESTMENT ADVISER

Touchstone Advisors serves as the investment adviser to the Select Ten Plus Divisions. Touchstone Advisors is part of the Western - Southern Enterprise-Registered Trademark-, which is a family of seven companies that provides life insurance, annuities, mutual funds, asset management, and other related financial services to millions of consumers nationwide. As of December 31, 2000, The Western - Southern Enterprise-Registered Trademark-owned or managed assets of approximately $25.5 billion and Touchstone Advisors managed assets of approximately $605 million. Touchstone Advisors is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Touchstone Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Touchstone Advisors:

          - provides the overall business management and administrative services necessary for each Division's operation;

          - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

          - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

          - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

          - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Touchstone Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million, and .05% of the Divisions' average daily net assets over $100 million. Touchstone Advisors has guaranteed it or an affiliate would pay National Asset Management Corporation a minimum annual sub-advisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Touchstone Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.


SECTION 8  -  TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 for residents of South Carolina and Pennsylvania). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the next available Division and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received the contribution at our Administrative Office. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. Contributions to the Divisions are subject to special rules described in "Investment Strategy" in
Section 4.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Section 5, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Charges against Separate Account Ten are reflected daily. Any amount allocated to a Division will go up or down in value depending on the investment experience of that Division. The value of contributions allocated to the Divisions isn't guaranteed.

UNITS IN SEPARATE ACCOUNT TEN

Allocations to the Divisions are used to purchase Units. On any given day, the value you have in a Division is the Unit Value multiplied by the number of Units credited to you in that Division. The Units of each Division have different Unit Values.

The number of Units purchased or redeemed (sold) in any Division is calculated by dividing the dollar amount of the transaction by the Division's Unit Value, calculated as of the close of business that day. The number of Units for a Division at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account Ten varies with the performance of the securities held by the Divisions. Your Unit Value also changes because of deductions and charges we make to Separate Account Ten. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Division are purchased when you allocate new contributions or transfer prior contributions to that Division. Units are redeemed when you make withdrawals or transfer amounts from a Division. We also redeem Units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Divisions. See
Section 4, "Investment Objective and Strategy."

HOW WE DETERMINE UNIT VALUE

We determine the Unit Value for each Division at 4 p.m. Eastern Time on each Business Day. We determine a net investment factor for each Division as follows:

- First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-    Next, we subtract any amount charged against the Division for any taxes.

- Then we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

- Finally, we subtract a daily asset charge for each calendar day since the last day on which a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assume under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Divisions and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from the Divisions and STA pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Divisions, when you make a withdrawal, 25% of the money withdrawn will come from each of the Divisions. You can tell us if you want your withdrawal handled differently. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See Section 10, "Tax Aspects of the Contract." Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See
Section 10, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

        (a)   your highest Account Value on any contract anniversary (before age
              81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);
        (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or
        (c)   your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Divisions within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1)  the New York Stock Exchange has been closed or trading on it is restricted;
(1) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for Separate Account Ten fairly to determine the value of its net assets; or
(2) the SEC, by order, permits us to delay action to protect persons with interests in Separate Account Ten.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 9 - VOTING RIGHTS

HOW WE DETERMINE YOUR VOTING UNITS

As an owner of Units in the Divisions, you have certain voting rights. Each owner will be given one vote for every $1.00 value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings of owners, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

          (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or

          (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We will determine the number of votes you can instruct us to vote 60 days or less before Separate Account Ten's meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Division, as described above under "How We Determine Your Voting Units." We'll cast votes attributable to amounts we have in the Divisions in the same proportions as votes cast by owners.


SECTION 10 - TAX ASPECTS OF THE CONTRACT

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include our tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts will not change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract generally won't be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program, (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (CODE) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Also, an owner generally is not taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

         (1)  on or after the date on which the taxpayer attains age 59 1/2;
         (2)  as a result of the owner's death;
         (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
         (4) a result of the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);
         (5) from certain qualified plans (note, however, other penalties may apply);
         (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
         (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
         (8)  under an immediate annuity as defined in Code Section 72(u)(4);
         (9)  for the purchase of a first home (distribution up to $10,000);
         (10) for certain higher education expenses; or
         (11) to cover certain deductible medical expenses.

         Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in Section 8.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. THE SAI CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contracts allow us to charge Separate Account Ten for taxes. We can also set up reserves for taxes.

TRANSFERS FROM THE STA TO THE DIVISIONS

There won't be any tax liability for the transfer of your contributions from the STA to a Division.

SECTION 11 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Section 10, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 10. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

-  the date you reach age 59 1/2; or
-  five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the STA.

DIVISION PERFORMANCE INFORMATION

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. Performance data for any Division is based only on the performance of a hypothetical investment in that Division during the particular period of time on which the calculations are based. Performance information should be considered in light of investment objective and policies of the Divisions and the market conditions during the given time frame. It shouldn't be considered a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in a Division. Total return information reflects changes in unit price, the automatic reinvestment of all distributions, and the deduction of contract charges and expenses that may apply. Total returns may also be shown that don't take into account the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

A CUMULATIVE TOTAL RETURN shows a Division's performance over a specific period of time. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Division experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

The Divisions may also advertise YIELD, which shows the income generated by an investment in that particular Division over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses.

APPENDIX A

CONDENSED FINANCIAL INFORMATION

FINANCIAL INFORMATION FOR THE DIVISIONS

The table below shows the Unit Value for certain Divisions at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.

                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       DECEMBER 31    DECEMBER 31    DECEMBER 31

                                                          2000           1999           1998       INCEPTION*
                                                          ----           ----           ----       ---------
SELECT TEN PLUS DIVISION - MARCH
Investment income.............................            $0.35          $0.25
Expenses......................................            $0.25          $0.21
Net investment income.........................            $0.13          $0.04
Net realized and unrealized gains (losses) on
securities....................................           (0.04)          $0.20
Net increase (decrease) in unit value.........            $0.09          $0.24
Unit value at beginning of period.............           $10.24         $10.00                      $10.00
Unit value at end of period...................           $10.33         $10.24
Expenses to average net assets................            2.20%          2.20%
Portfolio turnover rate.......................           37.03%         22.04%
Number of units outstanding at end of period            424,796        664,381

SELECT TEN PLUS DIVISION - JUNE
Investment income.............................            $0.35          $0.21         $0.14
Expenses......................................            $0.24          $0.17         $0.11
Net investment income.........................            $0.14          $0.02         $0.03
Net realized and unrealized gains (losses) on
securities....................................            $0.42        ($0.31)         $0.40
Net increase (decrease) in unit value.........            $0.56        ($0.29)         $0.43
Unit value at beginning of period.............           $10.14         $10.43        $10.00        $10.00
Unit value at end of period...................           $10.70         $10.14        $10.43
Expenses to average net assets................            2.20%          2.20%         2.20%
Portfolio turnover rate.......................           35.36%         42.96%         0.86%
Number of units outstanding at end of period..          376,205        634,209       195,841

SELECT TEN PLUS DIVISION - SEPTEMBER
Investment income.............................            $0.39          $0.29         $0.07
Expenses......................................            $0.66          $0.23         $0.06
Net investment income.........................            $0.18          $0.05         $0.02
Net realized and unrealized gains (losses) on
securities....................................            $0.24        ($0.20)         $0.24
Net increase (decrease) in unit value.........            $0.42        ($0.15)         $0.26
Unit value at beginning of period.............           $10.11         $10.26        $10.00        $10.00
Unit value at end of period...................           $10.53         $10.11        $10.26
Expenses to average net assets................            2.20%          2.20%         2.20%
Portfolio turnover rate.......................           28.21%         50.49%         1.35%
Number of units outstanding at end of period..          652,512      1,111,983     1,072,954

SELECT TEN PLUS DIVISION - DECEMBER
Investment income.............................            $0.38          $0.30           $ -
Expenses......................................            $0.27          $0.24          $ -*
Net investment loss...........................            $0.18          $0.05        ($ -*)
Net realized and unrealized gains (losses) on
securities....................................            $0.19          $0.28       ($0.18)
Net increase (decrease) in unit value.........            $0.37          $0.33       ($0.18)
Unit value at beginning of period.............           $10.15          $9.82        $10.00        $10.00
Unit value at end of period...................           $10.52         $10.15         $9.82
Expenses to average net assets................            2.20%          2.12%         2.12%
Portfolio turnover rate.......................            8.73%         35.78%             -
Number of units outstanding at end of period..          585,170      1,291,739     1,478,641

   * Less than $0.01.
      --------------------------------------------------------------------------

*The Unit Value for each Division at inception is $10.00. The inception date for the Select Ten Plus Division - March is March 31, 1999. The inception date for the Select Ten Plus Division - June is June 30, 1998. The inception date for the Select Ten Plus Division - September is September 30, 1998. The inception date for the Select Ten Plus Division - December is December 31, 1998.

APPENDIX B

SAI TABLE OF CONTENTS

Part 1  -   Integrity and Custodian
Part 2  -   Distribution of the Contract
Part 3  -   Investment Restrictions and Policies of the Select Ten Plus
            Divisions
Part 4  -   Management of Separate Account Ten
Part 5  -   Portfolio Transactions and Brokerage
Part 6  -   Performance Information
Part 7  -   Determination of Accumulation Unit Values
Part 8  -   Tax Favored Retirement Programs
Part 9  -   Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account Ten

Name:
     -----------------------------------------

Address:
        --------------------------------------

City:                   State:     Zip:
     -------------------      -----    -------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2001

                                       FOR

                                 SELECT TEN PLUS

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                       FUNDED THROUGH SEPARATE ACCOUNT TEN



                                TABLE OF CONTENTS


Part 1 - Integrity and Custodian...............................................2
Part 2 - Distribution of the Contract..........................................2
Part 3 - Investment Restrictions and Policies of the
         Select Ten Plus Divisions.............................................3
Part 4 - Management of Separate Account Ten....................................4
Part 5 - Portfolio Transactions and Brokerage.................................10
Part 6 - Performance Information..............................................11
Part 7 - Determination of Accumulation Unit Values............................15
Part 8 - Tax-Favored Retirement Programs......................................15
Part 9 - Financial Statements.................................................17

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contract, dated May 1, 2001. For definitions of special terms used in the SAI, please refer to the prospectus. A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company, the depositor of Separate Account Ten, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (W&S), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation.

Until March 3, 2000, the date of its acquisition by W&S, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. (ARM). ARM provided substantially all of the services required to be performed on behalf of Separate Account Ten until March 3, 2000. Total fees paid to ARM by Integrity for management services were $27,158,002 in 1998, $32,545,976 in 1999, and $3,001,867 in 2000, including services applicable to Separate Account Ten.

State Street KC is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, "AAA" (Extremely Strong) by Standard & Poor's Corporation, "Aa2" (Excellent) by Moody's Investors Service, Inc., and "AAA" (Highest) by Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

During 1999, prior to acquisition by W&S, the following actions were taken by state insurance departments: 1) Integrity's Hawaii certificate of authority was cancelled September 16, 1999 and was reinstated during the fourth quarter of 1999; 2) Integrity agreed effective September 8, 1999 that it would not accept new applications from residents of the state of Colorado without the approval of the Commissioner of the Colorado Division of Insurance; 3) Integrity agreed effective January 20, 2000 that it would not write any general account or guaranteed separate account business in the State of California, and that upon the closing of the W&S acquisition that Integrity would request the consent of the California Insurance Commissioner prior to resumption of writing such business in California; 4) Integrity's certificate of authority was suspended in the State of Nevada effective September 21, 1999, however, the Nevada Division of Insurance advised of the rescission of such Order on March 10, 2000 and a formal Order rescinding such suspension is expected; 5) Integrity agreed effective January 7, 2000 that it would not write any general account business in the State of Florida until the closing of the acquisition by W&S and upon meeting certain statutory surplus requirements; (6) Integrity's North Carolina certificate of authority was restricted to "no new business" effective
September 29, 1999.

As a result of the W&S acquisition of Integrity, all of the above restrictions have been lifted, and there are no remaining restrictions on Integrity.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since Separate Account Ten isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of Separate Account Ten are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, Separate Account Ten's investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACT

Touchstone Securities, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, an indirect subsidiary of W&S and an affiliate of Integrity, is the principal underwriter of the contracts. Touchstone Securities is registered with the Securities Exchange Commission as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. The contract is offered through Touchstone Securities on a continuous basis.

We generally pay a maximum distribution allowance of up to 1% of initial contributions, plus up to 1% trail commission paid on Account Value after the eighth contract year. The amount of distribution allowances paid to Touchstone Securities, the principal underwriter for the contracts since March 3, 2000, was $3,407,594 for the year ended December 31, 2000. The amount of distribution allowances paid to ARM Securities Corporation, the principal underwriter for the contracts prior to March 3, 2000, was $399,896 for the year ended December 31, 2000, $11,028,481 for the year ended December 31, 1999 and $12,537,715 for the year ended December 31, 1998. Distribution allowances weren't retained by ARM Securities Corporation or Touchstone Securities, as applicable, during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell the contract. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contract during specified time periods.

PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Section 4 of the prospectus under the captions "Investment Objective" and "Investment Strategy." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division may not:

1. Borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (1940 ACT).

3. Act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

5. Make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5.    Make any loans other than loans of portfolio securities, except through
      (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Section 1 of the prospectus under the caption "Risk/Return Summary: Investments, Risks, and Performance" and Section 4 of the prospectus under the captions "Investment Objective" and "Investment Strategy."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loan at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest, or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of five (5) members, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten." The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers.

The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.

NAME, AGE & ADDRESS                    POSITION WITH SEPARATE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                       ACCOUNT
John R. Lindholm (52)*                 Chairman of the Board          President of Integrity Life Insurance Company
515 W. Market Street                   of Managers                    since 1993 and National Integrity Life
Louisville, KY 40202                                                  Insurance Company since September, 1997; Vice
                                                                      President - Chief Marketing Officer of National
                                                                      Integrity Life Insurance Company from
                                                                      November, 1993, to September, 1997; Executive
                                                                      Vice President - Chief Marketing Officer of
                                                                      ARM Financial Group, Inc. from July, 1993 to
                                                                      March, 2000; Director of The Legends Fund,
                                                                      Inc. since October, 1993; Director of the
                                                                      mutual funds in the State Bond Group of mutual
                                                                      funds from June 1995 to December 1996.

Chris LaVictoire Mahai (45)            Manager                        Chief Executive Officer, Aveus, an interactive
251 First Avenue North                                                strategy and development firm, since July 1999;
Suite 500                                                             President, clavm, inc.; a management consulting
Minneapolis, MN 55401                                                 group, since June, 1998; Fellow, Poynter
                                                                      Institute for Media Studies, since June, 1998;
                                                                      Senior Vice President, Cowles Media Company/ Star
                                                                      Tribune from August, 1993 to June, 1998; Director
                                                                      of the mutual funds in the State Bond Group from
                                                                      June, 1984 to December, 1996.

William B. Faulkner (73)               Manager                        President, William Faulkner & Associates, LLC
825 Goodrich Avenue                                                   (international trade business) since 1986.
St. Paul, MN 55105-3346                                               Director of the mutual funds in the State Bond
                                                                      Group of mutual funds from 1980 to December
                                                                      1996. Manager, Carroll Family, LLC (commercial
                                                                      land development business) since 1996.

John Katz (62)                         Manager                        Managing partner, Associated Mezzanine
10 Hemlock Road                                                       Investors, LLC since March 2000; Director,
Hartsdale, NY 10530                                                   Nations Flooring, Inc. since March, 1998;
                                                                      Investment banker since January 1991; Director
                                                                      of the mutual funds in the State Bond Group
                                                                      of mutual funds from June 1995 to December
                                                                      1996.

Irvin W. Quesenberry, Jr. (52)         Manager                        Retired; Founder and Managing Director of
2939 Rainbow Drive                                                    National Asset Management Corporation
Louisville, KY  40206                                                 (investment counseling firm) from 1979 to
                                                                      1995**; Member of Louisville Community
                                                                      Foundation Investment Committee; Board member
                                                                      of Louisville Water Company since 1986.

NAME, AGE & ADDRESS                    POSITION WITH SEPARATE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                       ACCOUNT
Edward J. Haines (54)                  President                      Senior Vice President of Marketing of
515 W. Market Street                                                  Integrity Life Insurance Company since March,
Louisville, KY 40202                                                  2000; Senior Vice President of Marketing of
                                                                      ARM Financial Group, Inc. from December, 1993
                                                                      until March, 2000.

Kevin L. Howard (36)                   Secretary                      Senior Vice President and Counsel of
515 W. Market Street                                                  Integrity Life Insurance Company since March,
Louisville, KY  40202                                                 2000; Senior Vice President and Counsel of
                                                                      ARM Financial Group, Inc. from October, 1998
                                                                      until March, 2000; Assistant General Counsel
                                                                      of ARM Financial Group, Inc. from January,
                                                                      1994 until October, 1998.

Don W. Cummings (37)                   Controller                     Chief Financial Officer of Integrity Life
515 W. Market Street                                                  Insurance Company since March, 2000; Chief
Louisville, KY 40202                                                  Financial Officer, Retail Business Division
                                                                      of ARM Financial Group, Inc. from November,
                                                                      1996 until March, 2000; Strategic Initiatives
                                                                      Officer of ARM Financial Group, Inc. from
                                                                      April, 1996 until November, 1996; Controller
                                                                      of ARM Financial Group, Inc. from November,
                                                                      1993 until April, 1996.

Meredith Hettinger (29)                Assistant Secretary            Financial Manager of Integrity Life Insurance
515 W. Market Street                                                  Company since March, 2000; Financial Manager
Louisville, KY 40202                                                  of ARM Financial Group Inc. from April, 1998
                                                                      until March, 2000; Financial Analyst of ARM
                                                                      Financial Group, Inc. from June, 1995 until
                                                                      April, 1998.

Hope Oliver (25)                       Assistant Secretary            Financial Analyst of Integrity Life Insurance
515 W. Market Street                                                  Company since March, 2000; Financial Analyst
Louisville, KY 40202                                                  of ARM Financial Group Inc. from August, 1998
                                                                      until March, 2000; Staff Accountant of
                                                                      McCauley, Nicolas & Company, LLC from
                                                                      January, 1997 until August, 1998.


* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with Integrity Life Insurance Company.

** Mr. Quesenberry no longer has any interest in National Asset Management Corporation.

Separate Account Ten pays Managers who are not interested persons (INDEPENDENT MANAGERS) fees for serving as Managers. During the fiscal year ended December 31, 2000, Separate Account Ten paid the Independent Managers a combined total of $10,750 exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of Separate Account Ten, Separate Account Ten requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from Separate Account Ten for acting as a Manager.

The following table sets forth for the fiscal year ended December 31, 2000, the compensation to be paid by Separate Account Ten to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from Separate Account Ten.

                                                                                            Total
                                              Pension or                                    Compensation
                             Aggregate        Retirement Benefits                           From Separate
                             Compensation     Accrued as Part of     Estimated Annual       Account Ten
                             From Separate    Separate Account       Benefits Upon          Paid to
Name of Manager              Account Ten      Ten Expense            Retirement             Managers
---------------              -----------      -----------            ----------             --------
William B. Faulkner          $2,500           None                   N/A                    $2,500

John Katz                    $3,000           None                   N/A                    $3,000

Chris L. Mahai               $3,000           None                   N/A                    $3,000

Irvin W. Quesenberry, Jr.    $2,500           None                   N/A                    $2,500

The following individuals own 5% or more of one of the Divisions' units as of April 5, 2001:

Select Ten Plus Division - March
--------------------------------

Name                       Address                            Percentage Ownership
----                       -------                            --------------------
Effie D. Sumrall           823 Fraser Street                  6.79%
                           Aurora, CA

Select Ten Plus Division - June
-------------------------------

Name                       Address                            Percentage Ownership
----                       -------                            --------------------
Victoria Grossman          111 Colfax Road                    5.61%
                           Skillman, NJ

Select Ten Plus Division - September
------------------------------------

Name                       Address                            Percentage Ownership
----                       -------                            --------------------
David V. Wise              128 Forestmere Circle              8.65%
                           Butler, PA

As of December 31, 2000, the Managers of Separate Account Ten as a group owned less than 1% of the outstanding membership interests of the Fund.

The Managers are also members of the Board of Directors of The Legends Fund, Inc., an open-end management investment company having the same investment adviser as Separate Account Ten.

Separate Account Ten, its investment adviser and principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act, and personnel subject to these codes are permitted, in certain circumstances, to invest in securities, including securities that may be purchased or held by Separate Account Ten. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. The codes of ethics are also available on the SEC's internet site at http://www.sec.gov and copies are available, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

THE INVESTMENT ADVISER

Touchstone Advisors, Inc. (TOUCHSTONE ADVISORS) serves as the investment adviser to Separate Account Ten pursuant to an investment advisory agreement. Touchstone Advisors is 100% owned by IFS Financial Services, Inc., which is 100% owned by Western-Southern Life Assurance Company, a direct subsidiary of The Western and Southern Life Insurance Company. Touchstone Advisors succeeded Integrity Capital Advisors, Inc. as Separate Account Ten's investment adviser on March 3, 2000. Before that date, Integrity Capital Advisors, Inc. had been the investment adviser since Separate Account Ten's inception on June 9, 1998.

Subject to the direction of the Managers, Touchstone Advisors is responsible for providing all supervisory and management services reasonably necessary for Separate Account Ten's operation, other than those investment advisory services performed by the sub-adviser. These services include, but are not limited to:

      (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten;

      (ii) providing Separate Account Ten, at Touchstone Advisor's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten;

      (iii) making its officers and employees available to the Managers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten;

      (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law;

      (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law;

      (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law;

      (vii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies; and

      (viii) providing Separate Account Ten, at Touchstone Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement.

Other responsibilities of Touchstone Advisors are described in the prospectus. Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Divisions' assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser is not engaged to manage the assets of the Divisions.

The Divisions pay Touchstone Advisors a monthly fee based on an annual rate of
 .50% of each Division's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset Management Corporation for its services as sub-adviser to the Fund. In the event that at any particular time a sub-adviser is not engaged, Touchstone Advisors will be entitled to keep the entire fee, including the portion of the fee that would otherwise be paid to the sub-adviser.

The following tables show the amount of advisory fees the Divisions paid to Touchstone Advisors, Separate Account Ten's investment adviser since March 3, 2000, to Integrity Capital Advisors, Separate Account Ten's investment adviser until March 3, 2000, the amount of sub-advisory fees Touchstone Advisors paid to National Asset for the period ended December 31, 2000, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the periods ended December 31, 1998, December 31, 1999 and December 31, 2000.

---------------------------------------------------------------------------------------------------------------------
Period ended December 31, 1998             Amount Division Paid to Integrity      Amount Integrity Capital Advisors
                                                   Capital Advisors                    Paid to National Asset
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                            $0                                     $0
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-June                          $4,990.01                              $3,992.04
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-September                    $14,134.01                              $2,826.84
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-December                        $199                                    $0
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Period ended December 31, 1999             Amount Division Paid to Integrity      Amount Integrity Capital Advisors
                                                   Capital Advisors                    Paid to National Asset
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                        $31,558.49                              $6,311.65
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-June                         $24,047.31                              $4,809.47
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-September                    $57,325.43                             $11,465.11
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-December                     $72,975.62                             $14,594.85
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2000             Amount Division Paid to Integrity      Amount Integrity Capital Advisors
                                                   Capital Advisors                    Paid to National Asset
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                         $3,857.36                               $964.34
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-June                          $3,573.23                               $893.32
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-September                     $6,376.45                              $1,594.09
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-December                      $7,122.38                              $1,780.57
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Period ended December 31, 2000            Amount Division Paid to Touchstone     Amount Touchstone Advisors Paid to
                                                       Advisors                            National Asset
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-March                        $15,118.37                              $3,779.52
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-June                         $13,184.62                              $3,296.19
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-September                    $23,936.44                              $5,984.22
---------------------------------------------------------------------------------------------------------------------
Select Ten Plus Division-December                     $21,758.30                              $5,439.56
---------------------------------------------------------------------------------------------------------------------

Integrity Capital Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Divisions, but has no current intention to do so. Expense reimbursements for the year ended
December 31, 2000 were as follows:

Select Ten Plus Division - March                     $29,644
Select Ten Plus Division - June                      $31,643
Select Ten Plus Division - September                 $45,468
Select Ten Plus Division - December                  $14,910
                                                     ----------
Total                                                $121,665

THE SUB-ADVISER

National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Touchstone Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset a minimum annual sub-advisory fee of $50,000. The table above shows actual sub-advisory fee amounts paid.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing sub-advisory agreement between National Asset and Touchstone Advisers, and, consequently, the automatic termination of the sub-advisory agreement at the closing of the merger. Because the contract owners of Separate Account Ten did not approve a new sub-advisory agreement prior to the closing of the merger, the Board of Managers approved an interim sub-advisory agreement that will be effective until the contract owners approve a new sub-advisory agreement. The terms of the interim sub-advisory agreement are substantially the same as the terms of the prior sub-advisory agreement. The merger is not expected to affect the daily operations of the Divisions or the investment management activities of the Divisions' investment adviser.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers and Touchstone Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Touchstone Advisors and the Board of Managers.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Touchstone Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

Brokerage commissions paid for the year ended December 31, 2000 were as follows:

Select Ten Plus Division - March                     $5,150.25
Select Ten Plus Division - June                      $5,373.50
Select Ten Plus Division - September                 $9,546.25
Select Ten Plus Division - December                  $7,101.45
                                                     ------------
Total                                                $27,171.45


PART 6 - PERFORMANCE INFORMATION

Each Division may from time to time include the average annual total return, the cumulative total return, and yield of its units in advertisements or in other information furnished to shareholders. Performance information is computed separately for each Division in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of a Division's return, including the automatic reinvestment by the Division of all distributions and the deduction of all applicable charges to the Division on an annual basis, including the mortality risk and expense charge, the annual administrative charge and other charges against Account Value. Quotations also will assume a termination (surrender) at the end of the particular period. Total returns may be shown at the same time that don't take into account deduction of the annual administrative charge that applies only to contracts whose Account Value is less than $50,000.

Standardized average annual total return shows the hypothetical yearly return that would produce the same cumulative total return if the Division experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Division's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of a Division during any portion of the period illustrated. Average annual total returns are calculated pursuant to the following formula: P(1+T)TO THE POWER OF n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Non-standardized average annual total return will be calculated in a similar manner and for the same time periods as the standardized average annual total return and for three years except total return will assume an initial investment of $50,000. We use an assumed initial investment of $50,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. Accordingly, the deduction of the annual administrative charge is not reflected.

Cumulative total return is non-standardized and unaveraged. It reflects the simple percentage change in the value of a hypothetical investment in the Division over a stated period of time. In addition to the period since inception, cumulative total return may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

The Divisions may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Division over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

                                                                       All figures are unaudited.
                                                               Standardized Average Annual Total Return (1)
FOR THE PERIOD ENDED:  12/31/00

DIVISIONS                                        INCEPTION DATE (2)                                SINCE
                                                                          1 YEAR     5 YEAR      INCEPTION
Select Ten Plus Division - March                       3/30/99           (6.03%)       n/a        (2.10%)
Select Ten Plus Division - June                        6/30/98           (1.50%)       n/a         0.39%
Select Ten Plus Division - September                   9/30/98           (2.86%)       n/a        (0.29%)
Select Ten Plus Division - December                   12/31/98           (4.08%)       n/a        (0.53%)

(1) Standardized average annual total return reflects past fund performance based on a $1,000 hypothetical investment over the period indicated. The performance figures reflect the deduction of the mortality and expense risk charge and administrative expenses totaling 1.35%, but exclude deductions for applicable premium tax charges.
(2) Inception date of the Division represents first trade date. Returns for Divisions in operation for less than one year aren't annualized.

FOR THE PERIOD ENDED 12/31/00                                                     All figures are unaudited.
                                                                                  Non-Standardized Returns(1)

                                   CUMULATIVE TOTAL RETURN                   AVERAGE ANNUAL RETURN                       CALENDAR
                                   -----------------------                   ---------------------                         YEAR
                                                                                                                          RETURN
                                                                                                                       ------------
                     INCEPTION  1 YEAR  3 YEAR  5 YEAR  10 YEAR   SINCE    1 YEAR  3 YEAR  5 YEAR  10 YEAR    SINCE     1999   2000
                        DATE                                    INCEPTION                                   INCEPTION
Select Ten Plus       3/30/99    0.97     n/a     n/a     n/a      3.34     0.97     n/a     n/a     n/a       1.89     2.35   0.97
Division - March
Select Ten Plus       6/30/98    5.50     n/a     n/a     n/a      6.98     5.50     n/a     n/a     n/a       2.73    (2.78)  5.50
Division - June
Select Ten Plus       9/30/98    4.14     n/a     n/a     n/a      5.34     4.14     n/a     n/a     n/a       2.34    (1.41)  4.14
Division - September
Select Ten Plus       12/31/98   2.92     n/a     n/a     n/a      4.93     2.92     n/a     n/a     n/a       2.43     3.82   2.92
Division - December

(1) Non-standardized returns reflect all historical investment results based on a $50,000 hypothetical investment, less mortality and expense risk charge and administrative expenses totaling 1.35%.

PERFORMANCE COMPARISONS

Performance information for a Division may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Division may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Division may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Division published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Division's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Divisions may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

For those Divisions which haven't been investment divisions within Separate Account Ten for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Divisions would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Account Ten for the period quoted.


INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for the Divisions. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Division; (ii) the historical fluctuation of the value of a single Division (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Division;
(iv) the historical performance of two or more market indices in relation to one another and/or one or more Divisions; (v) the historical performance of two or more market indices in comparison to a single Division or a group of Divisions;
(vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Divisions to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Division data sheets showing various information about one or more Divisions (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of a Division will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Division's accumulation unit value is calculated separately. The accumulation unit value is computed by dividing the value of the securities held by the Division plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 701/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 701/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 701/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the owner reaches age 701/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, is our independent auditor and serves as independent auditor of Separate Account Ten. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account Ten as of December 31, 2000, and for the period indicated in the financial statements, and the statutory basis financial statements of Integrity as of and for the years ended December 31, 2000 and 1999 included herein have been audited by Ernst & Young LLP as set forth in their reports.

The financial statements of Integrity should be distinguished from the financial statements of Separate Account Ten and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in Separate Account Ten.

                              Separate Account Ten

                                       of

                        Integrity Life Insurance Company

                                December 31, 2000



                                    Contents

Report of Independent Auditors................................................2
Financial Statements, Financial Highlights, and Schedule of Investments:
    Select Ten Plus Division - March..........................................3
    Select Ten Plus Division - June...........................................7
    Select Ten Plus Division - September.....................................11
    Select Ten Plus Division - December......................................15
Notes to Financial Statements................................................19


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE UNIT HOLDERS OF THE SEPARATE ACCOUNT. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE SEPARATE ACCOUNT UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE SEPARATE ACCOUNT NOR TOUCHSTONE SECURITIES, INC., THE PRINCIPAL UNDERWRITER FOR SEPARATE ACCOUNT UNITS, IS A BANK AND SEPARATE ACCOUNT UNITS ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                         Report of Independent Auditors

The Unit Holders and Board of Directors
Separate Account Ten of Integrity Life
     Insurance Company

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") (comprised of Select Ten Plus Division-March, Select Ten Plus Division-June, Select Ten Plus Division-September and Select Ten Plus Division-December), as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Separate Account at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

Kansas City, Missouri
January 19, 2001

                       Select Ten Plus Division - March

                     Statement of Assets and Liabilities

                                                                             DECEMBER 31, 2000
                                                                           ----------------------
ASSETS
  Investments in securities, at value
  (cost $4,316,258) - See accompanying schedule                             $          4,394,418
  Cash                                                                                    21,821
  Due from investment advisor                                                              3,914
  Dividends receivable                                                                    13,073
                                                                           ----------------------
TOTAL ASSETS                                                                           4,433,226

LIABILITIES
  Accrued expenses                                                                        43,285
                                                                           ----------------------

NET ASSETS                                                                  $          4,389,941
                                                                           ======================

UNIT VALUE, offering and redemption price per unit                          $              10.33
                                                                           ======================

Units outstanding                                                                        424,796
                                                                           ======================

                           Statement of Operations

                                                                                 YEAR ENDED
                                                                             DECEMBER 31, 2000
                                                                           ----------------------
INVESTMENT INCOME - DIVIDENDS                                               $            149,239

EXPENSES
  Mortality and expense risk and administrative charges                                   64,043
  Investment advisory and management fees                                                 23,720
  Custody and accounting expenses                                                         20,339
  Professional fees                                                                        6,654
  Directors' fees and expenses                                                             8,319
  Printing and filing fees                                                                 4,385
  Other expenses                                                                           6,551
                                                                           ----------------------
    Total expenses before reimbursement                                                  134,011
    Less: expense reimbursement                                                          (29,644)
                                                                           ----------------------
    Net expenses                                                                         104,367
                                                                           ----------------------
Net investment income                                                                     44,872

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                                      (268,344)
  Net unrealized appreciation during
   the period on investments                                                              18,634
                                                                           ----------------------
Net realized and unrealized loss on investments                                         (249,710)
                                                                           ----------------------

Net decrease in net assets resulting from operations                        $           (204,838)
                                                                           ======================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - March

                     Statements of Changes in Net Assets

                                                                                             MARCH 31, 1999
                                                                                            (COMMENCEMENT OF
                                                                    YEAR ENDED             OPERATIONS) THROUGH
                                                                DECEMBER 31, 2000           DECEMBER 31, 1999
                                                              -----------------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $              44,872      $               24,254
  Net realized gain (loss) on investments                                   (268,344)                    147,764
  Net unrealized appreciation during
   the period on investments                                                  18,634                      59,526
                                                              -----------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from operations                                              (204,838)                    231,544

Contract related transactions:
  Contributions from contract holders
   (119,903 and 798,422 units, respectively)                               1,110,586                   7,991,654
  Cost of units redeemed (359,488 and
   134,041 units, respectively)                                           (3,315,806)                 (1,423,199)
                                                              -----------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from unit transactions                                     (2,205,220)                  6,568,455
                                                              -----------------------    ------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (2,410,058)                  6,799,999

NET ASSETS
Beginning of period                                                        6,799,999                           -
                                                              -----------------------    ------------------------

End of period                                                  $           4,389,941      $            6,799,999
                                                              =======================    ========================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - March

                             Financial Highlights

                                                                                                          MARCH 31, 1999
                                                                                                         (COMMENCEMENT OF
                                                                               YEAR ENDED               OPERATIONS) THROUGH
                                                                          DECEMBER 31, 2000 (a)          DECEMBER 31, 1999
                                                                       ---------------------------   -------------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                                        $                  10.24      $               10.00
  Income from investment operations:
    Net investment income                                                                    0.13                       0.04
    Net realized and unrealized gain (loss) on investments                                  (0.04)                      0.20
                                                                       ---------------------------  -------------------------
    Total from investment operations                                                         0.09                       0.24
                                                                       ---------------------------  -------------------------
  Unit value, end of period                                              $                  10.33      $               10.24
                                                                       ===========================  =========================

TOTAL RETURN                                                                                0.97%                      2.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                 $                  4,390      $               6,800
Ratio of net investment income to average net assets                                        0.95%                      0.38%
Ratio of expenses to average net assets                                                     2.20%                      2.20%
Ratio of net investment income to average net assets
 before voluntary expense reimbursement                                                     0.32%                      0.18%
Ratio of expenses to average net assets
 before voluntary expense reimbursement                                                     2.83%                      2.40%
Portfolio turnover rate                                                                       37%                        22%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - March

                           Schedule of Investments

                              December 31, 2000

                                                                        NUMBER
                                                                       OF SHARES              VALUE
                                                                     --------------     -----------------
COMMON STOCKS (100.0%)
BASIC MATERIALS (19.5%)
  Du Pont (E.I.) de Nemours and Company                                      8,457       $       408,579
  International Paper Company                                               10,941               446,529
                                                                                        -----------------
                                                                                                 855,108
CAPITAL GOODS (24.6%)
  Caterpillar, Inc.                                                         11,119               526,068
  Minnesota Mining and Manufacturing Company                                 4,608               555,264
                                                                                        -----------------
                                                                                               1,081,332
COMMUNICATION SERVICES (9.4%)
  SBC Communications, Inc.                                                   8,679               414,422

CONSUMER CYCLICAL (13.2%)
  Eastman Kodak Company                                                      7,155               281,728
  General Motors Corporation                                                 5,829               296,915
                                                                                        -----------------
                                                                                                 578,643
CONSUMER STAPLE (13.1%)
  Philip Morris Companies, Inc.                                             13,114               577,016

ENERGY (9.6%)
  Exxon Mobil Corporation                                                    4,839               420,691

FINANCIAL (10.6%)
  J.P. Morgan & Company, Inc.                                                2,823               467,206
                                                                                        -----------------

TOTAL COMMON STOCKS (Cost $4,316,258)                                                          4,394,418
                                                                                        -----------------
TOTAL INVESTMENTS (100.0%)                                                               $     4,394,418
                                                                                        =================

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2000 aggregated $1,799,434 and $3,968,048, respectively. At December 31, 2000, net unrealized appreciation for tax purposes aggregated $78,160 of which $607,366 related to appreciated investments and $529,206 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - June

                     Statement of Assets and Liabilities

                                                                               DECEMBER 31, 2000
                                                                             ----------------------
ASSETS
  Investments in securities, at value
   (cost $4,099,052) - See accompanying schedule                              $          4,041,294
  Cash                                                                                      19,051
  Dividends receivable                                                                      12,240
  Due from investment advisor                                                                4,378
                                                                             ----------------------
TOTAL ASSETS                                                                             4,076,963

LIABILITIES
  Accrued expenses                                                                          52,401
                                                                             ----------------------

NET ASSETS                                                                    $          4,024,562
                                                                             ======================

UNIT VALUE, offering and redemption price per unit                            $              10.70
                                                                             ======================

Units outstanding                                                                          376,205
                                                                             ======================

                           Statement of Operations

                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 2000
                                                                             ----------------------
INVESTMENT INCOME - DIVIDENDS                                                 $            131,667

EXPENSES
  Mortality and expense risk and administrative charges                                     56,558
  Investment advisory and management fees                                                   20,947
  Custody and accounting expenses                                                           20,339
  Professional fees                                                                          7,009
  Printing and filing fees                                                                   6,588
  Directors' fees and expenses                                                               6,266
  Other expenses                                                                             6,104
                                                                             ----------------------
    Total expenses before reimbursement                                                    123,811
    Less: expense reimbursement                                                            (31,643)
                                                                             ----------------------
    Net expenses                                                                            92,168
                                                                             ----------------------
Net investment income                                                                       39,499

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                                        (584,541)
  Net unrealized appreciation during
   the period on investments                                                               663,574
                                                                             ----------------------
Net realized and unrealized gain on investments                                             79,033
                                                                             ----------------------

Net increase in net assets resulting from operations                          $            118,532
                                                                             ======================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - June

                     Statements of Changes in Net Assets

                                                                 YEAR ENDED                   YEAR ENDED
                                                             DECEMBER 31, 2000            DECEMBER 31, 1999
                                                         -------------------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                   $                 39,499       $              25,679
  Net realized gain (loss) on investments                                 (584,541)                    109,186
  Net unrealized appreciation (depreciation)
   during the period on investments                                        663,574                    (800,095)
                                                          -------------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from operations                                             118,532                    (665,230)

Contract related transactions:
  Contributions from contract holders
   (45,090 and 557,624 units, respectively)                                409,921                   6,304,246
  Cost of units redeemed
   (303,094 and 119,256 units, respectively)                            (2,934,865)                 (1,251,062)
                                                          -------------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from unit transactions                                   (2,524,944)                  5,053,184
                                                          -------------------------    ------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (2,406,412)                  4,387,954

NET ASSETS
Beginning of period                                                      6,430,974                   2,043,020
                                                          -------------------------    ------------------------

End of period                                              $             4,024,562      $            6,430,974
                                                          =========================    ========================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - June

                             Financial Highlights

                                                                                                                 JUNE 30, 1998
                                                                                                                 (COMMENCEMENT
                                                                                                                OF OPERATIONS)
                                                                 YEAR ENDED                YEAR ENDED               THROUGH
                                                            DECEMBER 31, 2000 (a)      DECEMBER 31, 1999       DECEMBER 31, 1998
                                                          -------------------------  ----------------------  ----------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                          $                 10.14    $              10.43    $              10.00
  Income (loss) from investment operations:
    Net investment income                                                     0.14                    0.02                    0.03
    Net realized and unrealized gain
     (loss) on investments                                                    0.42                   (0.31)                   0.40
                                                          -------------------------  ----------------------  ----------------------
    Total from investment operations                                          0.56                   (0.29)                   0.43
                                                          -------------------------  ----------------------  ----------------------
Unit value, end of period                                  $                 10.70    $              10.14    $              10.43
                                                          =========================  ======================  ======================

TOTAL RETURN                                                                 5.50%                  (2.78%)                  4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $                 4,025    $              6,431    $              2,043
Ratio of net investment income to average net assets                         0.94%                   0.54%                   0.50%
Ratio of expenses to average net assets                                      2.20%                   2.20%                   2.20%
Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursement                               0.19%                  (0.08%)                 (1.50%)
Ratio of expenses to average net assets
 before voluntary expense reimbursement                                      2.95%                   2.82%                   4.20%
Portfolio turnover rate                                                        35%                     43%                      1%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - June

                           Schedule of Investments

                              December 31, 2000

                                                                         NUMBER OF
                                                                           SHARES              VALUE
                                                                       --------------     ----------------
COMMON STOCKS (100.0%)
BASIC MATERIALS (21.1%)
  Du Pont (E.I.) de Nemours and Company                                        8,295       $      400,752
  International Paper Company                                                 11,128              454,162
                                                                                          ----------------
                                                                                                  854,914
CAPITAL GOODS (24.5%)
  Caterpillar, Inc.                                                           10,297              487,177
  Minnesota Mining and Manufacturing Company                                   4,179              503,569
                                                                                          ----------------
                                                                                                  990,746
COMMUNICATION SERVICES (4.8%)
  AT & T Corporation                                                          11,152              193,069

CONSUMER CYCLICAL (13.9%)
  Eastman Kodak Company                                                        6,052              238,297
  General Motors Corporation                                                   6,313              321,587
                                                                                          ----------------
                                                                                                  559,884
CONSUMER STAPLE (24.4%)
  Philip Morris Companies, Inc.                                               11,711              515,284
  Proctor & Gamble Co.                                                         6,002              470,782
                                                                                          ----------------
                                                                                                  986,066
FINANCIAL (11.3%)
  J.P. Morgan & Company, Inc.                                                  2,759              456,615
                                                                                          ----------------

TOTAL COMMON STOCKS (Cost $4,099,052)                                                           4,041,294
                                                                                          ----------------
TOTAL INVESTMENTS (100.0%)                                                                 $    4,041,294
                                                                                          ================

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2000 aggregated $1,520,166 and $3,999,312, respectively. At December 31, 2000, net unrealized depreciation for tax purposes aggregated $57,758 of which $586,789 related to appreciated investments and $644,547 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - September

                     Statement of Assets and Liabilities

                                                                           DECEMBER 31, 2000
                                                                         ----------------------
ASSETS
  Investments in securities, at value
   (cost $6,990,129) - See accompanying schedule                          $          6,935,170
  Cash                                                                                  19,783
  Due from investment advisor                                                            8,204
  Dividends receivable                                                                  17,800
                                                                         ----------------------
TOTAL ASSETS                                                                         6,980,957

LIABILITIES
  Accrued expenses                                                                     107,356
                                                                         ----------------------

NET ASSETS                                                                $          6,873,601
                                                                         ======================

UNIT VALUE, offering and redemption price per unit                        $              10.53
                                                                         ======================

Units outstanding                                                                      652,512
                                                                         ======================


                           Statement of Operations

                                                                               YEAR ENDED
                                                                           DECEMBER 31, 2000
                                                                         ----------------------
INVESTMENT INCOME - DIVIDENDS                                             $            251,500

EXPENSES
  Mortality and expense risk and administrative charges                                102,306
  Investment advisory and management fees                                               37,891
  Custody and accounting expenses                                                       20,339
  Professional fees                                                                     13,941
  Directors' fees and expenses                                                          12,466
  Printing and filing fees                                                              13,103
  Other expenses                                                                        12,144
                                                                         ----------------------
    Total expenses before reimbursement                                                212,190
    Less: expense reimbursement                                                        (45,468)
                                                                         ----------------------
    Net expenses                                                                       166,722
                                                                         ----------------------
Net investment income                                                                   84,778

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                                    (212,946)
  Net unrealized appreciation
   during the period on investments                                                    224,556
                                                                         ----------------------
Net realized and unrealized gain on investments                                         11,610
                                                                         ----------------------

Net increase in net assets resulting from operations                      $             96,388
                                                                         ======================

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - September

                     Statements of Changes in Net Assets

                                                                     YEAR ENDED                  YEAR ENDED
                                                                 DECEMBER 31, 2000           DECEMBER 31, 1999
                                                              -------------------------    -----------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $                84,778      $              65,716
  Net realized gain (loss) on investments                                     (212,946)                   278,707
  Net unrealized appreciation (depreciation) during
   the period on investments                                                   224,556                   (547,581)
                                                              -------------------------    -----------------------
    Net increase (decrease) in net assets resulting
     from operations                                                            96,388                   (203,158)

Contract related transactions:
  Contributions from contract holders
   (19,753 and 427,004 units, respectively)                                    188,607                  4,567,272
  Cost of units redeemed (479,224 and
   387,975 units, respectively)                                             (4,657,948)                (4,129,946)
                                                              -------------------------    -----------------------
    Net increase (decrease) in net assets resulting
     from unit transactions                                                 (4,469,341)                   437,326
                                                              -------------------------    -----------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (4,372,953)                   234,168

NET ASSETS
Beginning of period                                                         11,246,554                 11,012,386
                                                              -------------------------    -----------------------

End of period                                                  $             6,873,601      $          11,246,554
                                                              =========================    =======================

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - September

                            Financial Highlights

                                                                                                              SEPTEMBER 30, 1998
                                                                                                                (COMMENCEMENT OF
                                                            YEAR ENDED                 YEAR ENDED             OPERATIONS) THROUGH
                                                      DECEMBER 31, 2000 (a)         DECEMBER 31, 1999          DECEMBER 31, 1998
                                                     ------------------------   -------------------------   ------------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                     $                10.11     $                 10.26     $                10.00
  Income (loss)  from investment operations:
    Net investment income                                               0.18                        0.05                       0.02
    Net realized and unrealized gain
     (loss) on investments                                              0.24                       (0.20)                      0.24
                                                     ------------------------   -------------------------   ------------------------
    Total from investment operations                                    0.42                       (0.15)                      0.26
                                                     ------------------------   -------------------------   ------------------------
Unit value, end of period                             $                10.53     $                 10.11     $                10.26
                                                     ========================   =========================   ========================

TOTAL RETURN                                                           4.15%                      (1.42%)                     2.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $                6,874     $                11,247     $               11,012
Ratio of net investment income to average net
 assets                                                                1.12%                       0.57%                      0.57%
Ratio of expenses to average net assets                                2.20%                       2.20%                      2.20%
Ratio of net investment income to average net
 assets before voluntary expense reimbursement                         0.52%                       0.29%                      0.28%
Ratio of expenses to average net assets before
 voluntary expense reimbursement                                       2.80%                       2.48%                      2.49%
Portfolio turnover rate                                                  28%                         50%                         1%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - September

                           Schedule of Investments

                              December 31, 2000

                                                                          NUMBER OF
                                                                           SHARES             VALUE
                                                                       --------------     --------------
COMMON STOCKS (100.0%)
BASIC MATERIALS (22.9%)
  Du Pont (E.I.) de Nemours and Company                                       15,229       $    735,751
  International Paper Company                                                 20,807            849,186
                                                                                          --------------
                                                                                              1,584,937
CAPITAL GOODS (24.4%)
  Caterpillar, Inc.                                                           18,248            863,358
  Minnesota Mining and Manufacturing Company                                   6,851            825,546
                                                                                          --------------
                                                                                              1,688,904
COMMUNICATION SERVICES (5.4%)
  AT&T Corporation                                                            21,726            376,131

CONSUMER CYCLICAL (15.8%)
  Eastman Kodak Company                                                       15,314            602,989
  General Motors Corporation                                                   9,710            494,594
                                                                                          --------------
                                                                                              1,097,583
CONSUMER STAPLE (22.4%)
  Philip Morris Companies, Inc.                                               19,334            850,696
  Proctor & Gamble Co.                                                         8,978            704,212
                                                                                          --------------
                                                                                              1,554,908
FINANCIAL (9.1%)
  J.P. Morgan & Company, Inc.                                                  3,823            632,707
                                                                                          --------------

TOTAL COMMON STOCKS (Cost $6,990,129)                                                         6,935,170
                                                                                          --------------
TOTAL INVESTMENTS (100.0%)                                                                 $  6,935,170
                                                                                          ==============

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2000 aggregated $2,213,973 and $6,552,765, respectively. At December 31, 2000, net unrealized depreciation for tax purposes aggregated $54,959 of which $1,011,082 related to appreciated investments and $1,066,041 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - December

                     Statement of Assets and Liabilities

                                                                              DECEMBER 31, 2000
                                                                            ----------------------
ASSETS
  Investments in securities, at value
   (cost $6,099,857) - See accompanying schedule                             $          6,144,832
  Cash                                                                                     85,911
  Due from investment advisor                                                               1,607
  Dividends receivable                                                                     19,687
  Receivable for investments sold                                                         569,357
                                                                            ----------------------
TOTAL ASSETS                                                                            6,821,394

LIABILITIES
  Payable for investments purchased                                                       632,023
  Accrued expenses                                                                         31,968
  Payable for fund shares purchased                                                         2,485
                                                                            ----------------------
TOTAL LIABILITIES                                                                         666,476
                                                                            ----------------------

NET ASSETS                                                                   $          6,154,918
                                                                            ======================

UNIT VALUE, offering and redemption price per unit                           $              10.52
                                                                            ======================

Units outstanding                                                                         585,170
                                                                            ======================

                           Statement of Operations

                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 2000
                                                                            ----------------------
INVESTMENT INCOME - DIVIDENDS                                                $            224,442

EXPENSES
  Mortality and expense risk and administrative charges                                    97,472
  Investment advisory and management fees                                                  36,101
  Custody and accounting expenses                                                          20,339
  Professional fees                                                                         5,014
  Directors' fees and expenses                                                              6,266
  Printing and filing fees                                                                  3,305
  Other expenses                                                                            4,934
                                                                            ----------------------
    Total expenses before reimbursement                                                   173,431
    Less: expense reimbursement                                                           (14,910)
                                                                            ----------------------
    Net expenses                                                                          158,521
                                                                            ----------------------
Net investment income                                                                      65,921

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                                          6,717
  Net unrealized depreciation during the period on investments                           (434,331)
                                                                            ----------------------
Net realized and unrealized loss on investments                                          (427,614)
                                                                            ----------------------

Net decrease in net assets resulting from operations                         $           (361,693)
                                                                            ======================

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - December

                     Statements of Changes in Net Assets

                                                                YEAR ENDED                 YEAR ENDED
                                                            DECEMBER 31, 2000           DECEMBER 31, 1999
                                                        -------------------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                  $                65,921      $               74,132
  Net realized gain (loss) on investments                                  6,717                    (161,661)
  Net unrealized appreciation (depreciation)
   during the period on investments                                     (434,331)                    744,431
                                                        -------------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from operations                                          (361,693)                    656,902

Contract related transactions:
  Contributions from contract holders
   (5,703 and 218,388 units, respectively)                                60,163                   2,213,528
  Cost of units redeemed
   (712,272 and 405,290 units, respectively)                          (6,656,277)                 (4,278,145)
                                                        -------------------------    ------------------------
  Net decrease in net assets resulting
   from unit transactions                                             (6,596,114)                 (2,064,617)
                                                        -------------------------    ------------------------

TOTAL DECREASE IN NET ASSETS                                          (6,957,807)                 (1,407,715)

NET ASSETS
Beginning of period                                                   13,112,725                  14,520,440
                                                        -------------------------    ------------------------

End of period                                            $             6,154,918      $           13,112,725
                                                        =========================    ========================

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - December

                             Financial Highlights


                                                                                                                FOR THE ONE DAY
                                                                                                                 PERIOD ENDED
                                                                                                               DECEMBER 31, 1998
                                                              YEAR ENDED                 YEAR ENDED              (COMMENCEMENT
                                                         DECEMBER 31, 2000 (a)        DECEMBER 31, 1999          OF OPERATIONS)
                                                       -------------------------   -----------------------   ----------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                       $                 10.15     $                9.82     $              10.00
  Income (loss) from investment operations:
    Net investment income                                                  0.18                      0.05                    - *
    Net realized and unrealized gain
     (loss) on investments                                                 0.19                      0.28                    (0.18)
                                                       -------------------------   -----------------------   ----------------------
    Total from investment operations                                       0.37                      0.33                    (0.18)
                                                       -------------------------   -----------------------   ----------------------
Unit value, end of period                               $                 10.52     $               10.15     $               9.82
                                                       =========================   =======================   ======================

TOTAL RETURN                                                              3.62%                     3.38%                   (1.80%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $                 6,155     $              13,113     $             14,520
Ratio of net investment income (loss) to
 average net assets                                                       0.91%                     0.51%                   (2.12%)
Ratio of expenses to average net assets                                   2.20%                     2.12%                    2.12%
Ratio of net investment income (loss) to
 average net assets before voluntary expense
 reimbursement                                                            0.71%                     0.51%                   (2.12%)
Ratio of expenses to average net assets
 before voluntary expense reimbursement                                   2.40%                     2.12%                    2.12%
Portfolio turnover rate                                                      9%                       36%                       0%

*  Less than $0.01

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - December

                           Schedule of Investments

                              December 31, 2000

                                                                         NUMBER OF
                                                                           SHARES              VALUE
                                                                       --------------     ----------------
COMMON STOCKS (100.0%)
BASIC MATERIALS (19.7%)
  Du Pont (E.I.) de Nemours and Company                                       12,632       $      610,283
  International Paper Company                                                 14,674              598,883
                                                                                          ----------------
                                                                                                1,209,166
CAPITAL GOODS (20.1%)
  Caterpillar, Inc.                                                           13,080              618,848
  Minnesota Mining and Manufacturing Company                                   5,102              614,791
                                                                                          ----------------
                                                                                                1,233,639
COMMUNICATION SERVICES (10.2%)
  SBC Communications, Inc.                                                    13,208              630,682

CONSUMER CYCLICAL (20.2%)
  Eastman Kodak Company                                                       15,488              609,840
  General Motors Corporation                                                  12,350              629,100
                                                                                          ----------------
                                                                                                1,238,940
CONSUMER STAPLE (10.0%)
  Philip Morris Companies, Inc.                                               13,938              613,272

ENERGY (10.1%)
  Exxon Mobil Corporation                                                      7,168              623,168

FINANCIAL (9.7%)
  J.P. Morgan & Company, Inc.                                                  3,601              595,965
                                                                                          ----------------

TOTAL COMMON STOCKS (Cost $6,099,857)                                                           6,144,832
                                                                                          ----------------
TOTAL INVESTMENTS (100.0%)                                                                 $    6,144,832
                                                                                          ================

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2000 aggregated $676,672 and $6,954,476, respectively. At December 31, 2000, net unrealized appreciation for tax purposes aggregated $44,975 of which $765,191 related to appreciated investments and $720,216 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

            Separate Account Ten of Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2000

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") was established as of February 4, 1998. The Separate Account is registered under the Investment Company Act of 1940 as a management investment company. Contributions to the Separate Account are currently limited to PINNACLE contract holders and SYNDICATED SELECT TEN PLUS contract holders. PINNACLE and SYNDICATED SELECT TEN PLUS are flexible premium variable annuity products issued by Integrity Life Insurance Company ("Integrity"). The Separate Account is currently divided into four divisions: Select Ten Plus Division - March, Select Ten Plus Division - June, Select Ten Plus Division - September, and Select Ten Plus Division - December (the "Division(s)"). Each Division is a non-diversified investment company that invests directly in securities. The Divisions seek total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average in equal weights and holding them for approximately twelve months. Each Division is open for new investments on only one day of each year. The twelve month holding period begins on the last day of the month for which the Division is named. For example, the Select Ten Plus Division - March invests only on the last business day of March each year. The assets of the Separate Account are owned by Integrity.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes units of the Separate Account. Touchstone Advisors, Inc. ("Touchstone Advisors"), an investment adviser registered under the Investment Advisers Act of 1940, provides management services to the Separate Account pursuant to a management agreement. National Asset Management Corporation ("National Asset"), an investment adviser registered under the Investment Advisers Act of 1940, serves as the sub-adviser of the Divisions pursuant to a sub-advisory agreement.

The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Integrity, Touchstone Advisors and Touchstone Securities. ARM Financial Group, Inc. ("ARM") was the parent of Integrity prior to March 3, 2000. In addition, prior to March 3, 2000, ARM Securities Corporation and Integrity Capital Advisors, Inc. were the principal underwriter and investment adviser to the Separate Account, respectively. (See Note 4.)

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

            Separate Account Ten of Integrity Life Insurance Company

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITY VALUATION

Common stocks are valued at the last sale price on the exchange on which they are primarily traded.

SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued daily. Realized gains and losses on sales of investments are determined on the basis of the first-in, first-out method for all of the Divisions.

FEDERAL INCOME TAX MATTERS

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.       EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Divisions at an annual rate of 1.20% and 0.15% of average daily net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the contract holder's account value is less than $50,000 at the end of any participation year prior to the contract holder's retirement date (as defined by the contract).

            Separate Account Ten of Integrity Life Insurance Company

3.       INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors serves as investment adviser for the Divisions and National Asset serves as the sub-adviser for the Divisions. For providing investment management services to the divisions, Touchstone Advisors receives a monthly fee based on an annual rate of 0.50% of each Division's average daily net assets. Touchstone Advisors, not the Separate Account, pays sub-advisory fees to National Asset based on the average daily net assets of the Divisions. Fees under the sub-advisory agreement are paid at an annual rate of 0.10% of average daily net assets up to $100 million and 0.05% of average daily net assets in excess of $100 million.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding investment advisory and management fees and mortality and expense risk and administrative charges) above an annual rate of 0.35% of the Divisions' average net assets.

Certain officers and directors of the Separate Account are also officers of Touchstone Securities, Touchstone Advisors, and Integrity. The Separate Account does not pay any amounts to compensate these individuals.

4.       EVENTS RELATING TO INTEGRITY

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. On December 17, 1999, ARM announced that it had signed a definitive agreement whereby W&S would acquire ARM's insurance subsidiaries, Integrity and National Integrity Life Insurance Company. The transaction closed on March 3, 2000. ARM Securities Corporation and Integrity Capital Advisors, Inc. ceased to be affiliated with Integrity subsequent to March 3, 2000 when the acquisition by W&S was complete. In conjunction with the acquisition, Touchstone Securities became the principal underwriter of variable annuities for Integrity and Touchstone Advisors became the investment adviser for the Separate Account.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. W&S is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

                              Financial Statements,
                                (Statutory Basis)

                                 Integrity Life
                                Insurance Company

                     Years Ended December 31, 2000 and 1999
                      with Report of Independent Auditors

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 2000 and 1999

                                    Contents

Report of Independent Auditors.................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)...............................................2
Statements of Operations (Statutory Basis).....................................4
Statements of Changes in Capital and Surplus (Statutory Basis).................5
Statements of Cash Flows (Statutory Basis).....................................6
Notes to Financial Statements (Statutory Basis)................................8

                         Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 2000 and 1999, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Integrity Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

April 6, 2001                                                  /s/ Ernst & Young

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)

                                                                 December 31,
                                                           2000               1999
                                                       -------------------------------
                                                               (In thousands)
Admitted assets
Cash and invested assets:
   Bonds                                               $ 1,422,318        $ 1,363,174
   Preferred stocks and non-affiliated common stock         80,431             75,828
   Investment in common stock of subsidiary                 72,422             55,179
   Mortgage loans                                           21,318              8,935
   Policy loans                                            107,400            104,194
   Cash and short-term investments                          21,608            177,279
   Other invested assets                                    20,590             50,405
                                                       ------------------------------
Total cash and invested assets                           1,746,087          1,834,994

Separate account assets                                  1,526,535          1,657,370
Accrued investment income                                   34,490             35,912
Reinsurance balances receivable                                360                101
Other admitted assets                                       18,819             14,769

                                                       ------------------------------
Total admitted assets                                  $ 3,326,291        $ 3,543,146
                                                       ==============================

                                                                  December 31,
                                                             2000             1999
                                                         ------------------------------
                                                                (In thousands)
Liabilities and capital and surplus
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                          $ 1,591,106       $ 1,712,587
      Unpaid claims                                              146               120
      Deposits on policies to be issued, net                     747               766
                                                         -----------------------------
    Total policy and contract liabilities                  1,591,999         1,713,473

    Separate account liabilities                           1,498,535         1,657,370
    Accounts payable and accrued expenses                      9,533             2,009
    Transfers from separate accounts due, net                (33,165)          (34,299)
    Reinsurance balances payable                                 915             1,561
    Payable for securities                                     5,440                 -
    Asset valuation reserve                                   22,024            24,942
    Interest maintenance reserve                              23,357            26,706
    Other liabilities                                         19,143            66,772
                                                         -----------------------------
Total liabilities                                          3,137,781         3,458,534

Capital and surplus:
    Common stock, $2 par value, 1,500,000 shares
      authorized, issued and outstanding                       3,000             3,000
    Paid-in surplus                                          294,330           173,506
    Unassigned deficit                                      (108,820)          (91,894)
                                                         -----------------------------
Total capital and surplus                                    188,510            84,612
                                                         -----------------------------
Total liabilities and capital and surplus                $ 3,326,291       $ 3,543,146
                                                         =============================

See accompanying notes.

                        Integrity Life Insurance Company

                   Statements of Operations (Statutory Basis)

                                                                                 Year ended December 31,
                                                                                 2000              1999
                                                                              ----------------------------
                                                                                     (In thousands)
Premiums and other revenues:
    Premiums and annuity considerations                                       $  13,365        $   19,316
    Deposit-type funds                                                          179,266           576,356
    Net investment income                                                       133,428           250,298
    Amortization of the interest maintenance reserve                              1,461             2,080
    Separate account net gains (losses) from operations
      (excluding unrealized gains and losses)                                    (9,996)           26,600
    Reserve adjustments on reinsurance ceded                                    (10,935)          210,442
    Fees from management of separate account mutual funds                        14,627            15,827
    Surrender charges                                                             6,462             8,064
    Other revenues                                                                3,703            15,207
    Gain on settlement of notes payable                                          22,716                 -
                                                                              ---------------------------
Total premiums and other revenues                                               354,097         1,124,190

Benefits paid or provided:
    Death benefits                                                                5,984             6,588
    Annuity benefits                                                             79,598           183,245
    Surrender benefits                                                          438,338         1,245,928
    Interest on funds left on deposit                                               299            92,441
    Payments on supplementary contracts                                          14,962            13,155
    Increase (decrease) in reserves and deposit fund liabilities               (135,066)           32,323
                                                                              ---------------------------
Total benefits paid or provided                                                 404,115         1,573,680

Insurance and other expenses:
    Commissions                                                                  11,512            34,299
    General expenses                                                             27,803            28,602
    Taxes, licenses and fees                                                      1,371             2,627
    Net transfers from separate accounts                                       (101,428)         (511,329)
    Other expenses                                                                2,897           192,588
                                                                              ---------------------------
Total insurance and other expenses                                              (57,845)         (253,213)
                                                                              ---------------------------
Gain (loss) from operations before federal income taxes and
    net realized capital gains                                                    7,827          (196,277)

Federal income tax (benefit) expense                                             (7,552)            2,706
                                                                              ---------------------------
Gain (loss) from operations before net realized capital gains                    15,379          (198,983)

Net realized capital gains (losses), excluding realized capital gains (losses), net of tax, transferred to the interest
    maintenance reserve (2000-$(1,888); 1999-$(137,773))                         (7,117)            8,284
                                                                              ---------------------------
Net income (loss)                                                             $   8,262        $ (190,699)
                                                                              ===========================

See accompanying notes.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 2000 and 1999

                                                Common         Paid-in            Unassigned           Total Capital
                                                Stock          Surplus         Surplus (Deficit)        and Surplus
                                             ------------------------------------------------------------------------
                                                                      (In thousands)
Balance, January 1, 1999                       $ 3,000        $ 122,006            $ 121,682             $ 246,688
Net loss                                                                            (190,699)             (190,699)
Net change in unrealized gain
    of subsidiary                                                                     (4,324)               (4,324)
Net change in nonadmitted assets
     and related items                                                                  (589)                 (589)
Change in reserve (change
    in valuation basis)                                                                3,000                 3,000
Decrease in asset valuation reserve                                                    9,636                 9,636
Change in surplus in
    separate accounts                                                                (26,600)              (26,600)
Capital contribution, net                                        51,500                                     51,500
Dividends to shareholder                                                              (4,000)               (4,000)
                                             ---------------------------------------------------------------------
Balance, December 31, 1999                       3,000          173,506              (91,894)               84,612

Net income                                                                             8,262                 8,262
Net change in unrealized gain
    of subsidiary                                                                    (24,581)              (24,581)
Net change in nonadmitted
    assets and related items                                                             641                   641
Change in reserve (change
    in valuation basis)                                                              (14,162)              (14,162)
Decrease in asset valuation reserve                                                    2,918                 2,918
Change in surplus in
    separate accounts                                                                  9,996                 9,996
Capital contribution                                            120,824                                    120,824
                                             ---------------------------------------------------------------------
Balance, December 31, 2000                     $ 3,000        $ 294,330            $(108,820)            $ 188,510
                                             =====================================================================

See accompanying notes.

                        Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)

                                                                      Year Ended December 31,
                                                                      2000              1999
                                                                   ----------------------------
                                                                         (In thousands)
Operations:
    Premiums, policy proceeds and other
      considerations received                                      $ 192,631       $   595,672
    Net investment income received                                   130,341           261,225
    Commission and expense allowances received (paid)
      on reinsurance ceded                                            (9,377)          222,417
    Benefits paid                                                   (539,155)       (1,449,145)
    Insurance expenses paid                                          (33,162)          (67,022)
    Other income received net of other expenses paid                  42,477             2,080
    Net transfers from separate accounts                              74,563           536,663
    Federal income taxes recovered (paid)                              4,998           (10,689)
                                                                   ---------------------------
Net cash provided by (used in) operations                           (136,684)           91,201

Investment activities:
Proceeds from sales, maturities, or repayments
    of investments:
      Bonds                                                          253,283         1,195,883
      Preferred stocks                                                     -            34,428
      Mortgage loans                                                     957             2,784
      Other invested assets                                           30,606            19,918
      Net gains (losses) on cash and short-term investments              (14)               18
      Profit on sale or maturity of derivative instruments                 -            13,633
      Miscellaneous proceeds                                               -             2,676
                                                                   ---------------------------
Total investment proceeds                                            284,832         1,269,340
Benefits recovered on capital gains                                        -             1,077
                                                                   ---------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                   284,832         1,270,417

                        Integrity Life Insurance Company

                                                                            Year Ended December 31,
                                                                            2000              1999
                                                                         ----------------------------
                                                                                (In thousands)
Cost of investments acquired:
    Bonds                                                                  321,418         1,589,428
    Preferred and common stocks                                                  -            70,728
    Mortgage loans                                                          13,340                 -
    Other invested assets                                                        -            19,112
    Miscellaneous applications                                                   -               813
                                                                         ---------------------------
Total cost of investments acquired                                         334,758         1,680,081
Net increase in policy loans and premium notes                               3,206             1,889
                                                                         ---------------------------
Net cash used in investment activities                                     (53,132)         (411,553)

Financing and miscellaneous activities:
Other cash provided:
    Capital and surplus paid-in                                            120,824            51,500
    Seed redemption from separate account                                        -            22,500
    Cash from term loans                                                         -            19,152
    Other sources                                                            8,508            13,263
                                                                         ---------------------------
Total other cash provided                                                  129,332           106,415

Other cash applied:
    Dividends to shareholder                                                     -             4,000
    Other applications, net                                                 95,187            16,858
                                                                         ---------------------------
Total other cash applied                                                    95,187            20,858
                                                                         ---------------------------
Net cash provided by financing and
    miscellaneous activities                                                34,145            85,557
                                                                         ---------------------------

Net decrease in cash and short-term investments                           (155,671)         (234,795)

Cash and short-term investments at beginning of year                       177,279           412,074
                                                                         ---------------------------
Cash and short-term investments at end of year                           $  21,608        $  177,279
                                                                         ===========================

See accompanying notes.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 2000

1. Organization and Accounting Policies

Organization

Integrity Life Insurance Company (the "Company") and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), are indirect wholly owned subsidiaries of The Western and Southern Life Insurance Company ("W&S"). The Company, domiciled in the state of Ohio and currently licensed in 47 states and the District of Columbia, and National Integrity specialize in the asset accumulation business with particular emphasis on retirement savings and investment products.

On March 3, 2000, W&S acquired the Company and National Integrity from ARM Financial Group, Inc. ("ARM") pursuant to a purchase agreement dated December 17, 1999 ("Purchase Agreement"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million was placed into a recoverable escrow account and is subject to a number of downward price adjustments. These price adjustments relate primarily to an indemnification of losses from the sales or deemed sales of certain securities owned by the Company and National Integrity. As of December 31, 2000, the Company has recovered $47.5 million from the escrow account related to the sales of these securities.

Subsequent to March 3, 2000, the Company and National Integrity have been assigned an AAA (Extremely Strong) rating for financial strength by Standard and Poor's, AAA (Highest) for claims paying ability from Duff & Phelps', A (Excellent) for financial strength from A.M. Best and Aa2 (Excellent) for financial strength by Moody's Investor Services.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost,

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks would be based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. Under GAAP, a valuation allowance would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such decline would be charged to earnings.

Subsidiary

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, would be deferred and amortized generally in proportion to the emergence of gross profits over the estimated terms of the underlying policies.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Nonadmitted Assets

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Premiums and Benefits

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received would be accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value would be accounted for as a return of deposit instead of benefit expense.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Federal Income Taxes

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Guaranty Fund Assessments

Guaranty fund assessments are accrued when the Company receives notice that an assessment is payable. Under GAAP, guaranty fund assessments would be accrued at the time the events occur on which assessments are expected to be based.

Statements of Cash Flows

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                           Year Ended December 31,
                                                                            2000            1999
                                                                         --------------------------
                                                                               (In thousands)
Net income (loss) as reported in the accompanying statutory basis
   financial statements                                                  $   8,262       $(190,699)

Deferred policy acquisition costs, net of amortization                       7,851          12,357
Adjustments to customer deposits                                            20,063         (10,053)
Adjustments to invested asset carrying values at acquisition date           10,876            (810)
Amortization of value of insurance in force                                (33,607)         (5,629)
Amortization of interest maintenance reserve                                (1,337)         (2,080)
Amortization of goodwill                                                    (1,313)             (7)
Adjustments for realized investment gains/losses                             4,415         (79,279)
Adjustments for federal income tax expense                                       -         (45,797)
Investment in subsidiary                                                      (845)         (1,500)
Other                                                                      (14,037)         36,739
                                                                         -------------------------

Net income (loss), GAAP basis                                            $     328       $(286,758)
                                                                         =========================

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

                                                                           Year Ended December 31,
                                                                            2000            1999
                                                                         --------------------------
                                                                               (In thousands)
Capital and surplus as reported in the accompanying statutory basis
   financial statements                                                  $ 188,510       $  84,612

Adjustments to customer deposits                                          (155,988)       (151,448)
Adjustments to invested asset carrying values at acquisition date         (175,477)        (25,667)
Asset valuation reserve and interest maintenance reserve                    45,381          51,648
Value of insurance in force                                                232,223          24,193
Goodwill                                                                    61,710               -
Deferred policy acquisition costs                                            7,851          93,762
Adjustments to investment in subsidiary excluding net unrealized
   gains (losses)                                                          (31,443)         28,321
Net unrealized losses on available-for-sale securities                     (47,725)       (202,554)
Other                                                                      (22,668)        (25,054)
                                                                         -------------------------

Stockholder's equity (deficit), GAAP basis                               $ 102,374       $(122,187)
                                                                         =========================

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

      Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Preferred stocks are reported at cost.

Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains and losses are reported in unassigned surplus without any adjustment for federal income taxes.

The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method. Changes in admitted asset carrying amounts for bonds, preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to unassigned surplus.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Interest on funds left on deposit represents, for 1999 only, interest credited on funding agreements and GIC deposit fund liabilities. Interest credited on all other life and annuity reserves is included as a component of annuity or surrender benefits.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Permitted Statutory Accounting Practices

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual

                        Integrity Life Insurance Company

2. Permitted Statutory Accounting Practices (continued)

and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual is effective January 1, 2001 and the State of Ohio has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual, as modified by the Ohio Department of Insurance, will be reported as an adjustment to surplus as of January 1, 2001. The implementation of Codification will have a negative effect on statutory surplus due primarily to writedowns for investment asset impairments. Although the effect on statutory surplus is negative, management expects the Company to remain in compliance with all regulatory and contractual obligations.

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                        Cost or             Gross           Gross
                                       Amortized         Unrealized      Unrealized
                                          Cost              Gains           Losses         Fair Value
                                      ----------------------------------------------------------------
                                                                (In thousands)
At December 31, 2000:
Mortgage-backed securities            $  344,729            $   60         $ 56,503        $  288,286
Corporate securities                     899,590             3,771           74,890           828,471
Asset-backed securities                  135,205                 -           27,191           108,014
U.S. Treasury securities and
   obligations of U.S. government
   agencies                               35,548               171                -            35,719
Foreign governments                        3,406                 -              115             3,291
States and political subdivisions          3,840                 -                -             3,840
                                      ---------------------------------------------------------------
Total bonds                           $1,422,318            $4,002         $158,699        $1,267,621
                                      ===============================================================

                        Integrity Life Insurance Company

3. Investments (continued)

                                         Cost or             Gross           Gross
                                        Amortized         Unrealized      Unrealized
                                           Cost              Gains           Losses         Fair Value
                                      -----------------------------------------------------------------
                                                                (In thousands)
At December 31, 1999
Mortgage-backed securities            $  351,180            $  382          $     -        $  351,562
Corporate securities                     827,300             3,933           47,704           783,529
Asset-backed securities                  131,566                 -            4,010           127,556
U.S. Treasury securities and
   obligations of U.S. government
   agencies                               41,562               360            1,638            40,284
Foreign governments                        7,671                 -              371             7,300
States and political subdivisions          3,895               159                -             4,054
                                      ---------------------------------------------------------------
Total bonds                           $1,363,174            $4,834          $53,723        $1,314,285
                                      ===============================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 2000 and 1999, the fair value of investments in bonds includes $0.8 billion and $0.9 billion, respectively, of bonds that were valued at amortized cost.

                        Integrity Life Insurance Company

3. Investments (continued)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                                     Cost or
                                                    Amortized            Fair
                                                       Cost              Value
                                                   -----------------------------
                                                         (In thousands)
Years to maturity:
   One or less                                     $    1,102        $    1,111
   After one through five                             125,466           122,258
   After five through ten                             175,899           173,005
   After ten                                          639,917           574,947
   Asset-backed securities                            135,205           108,014
   Mortgage-backed securities                         344,729           288,286
                                                   ----------------------------

Total                                              $1,422,318        $1,267,621
                                                   ============================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from the sales of investments in bonds during 2000 and 1999 were $253.3 million, and $4.6 billion, which, for 1999 only, included $3.4 billion of assets recaptured by General American Life Insurance Company (see Note 5); gross gains of $432,425 and $6.9 million, and gross losses of $9.3 and $202.2 million were realized on those sales, respectively.

At December 31, 2000 and 1999, bonds with an admitted asset value of $6,988,000 and $5,651,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        Integrity Life Insurance Company

3. Investments (continued)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                                     Gross                Gross
                                                  Unrealized            Unrealized
                                     Cost            Gains                Losses        Fair Value
                                    --------------------------------------------------------------
                                                            (In thousands)
At December 31, 2000:
   Subsidiary                       $17,823           $54,599             $   -           $72,422
                                    =============================================================

At December 31, 1999:
   Subsidiary                       $17,823           $37,356             $   -           $55,179
                                    =============================================================

Historically, in 1999 the Company's mortgage loan portfolio was primarily comprised of commercial and agricultural loans. During 2000, the Company made $13.3 million of new investments in commercial mortgage loans. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 2000, the Company held no mortgages with interest more than one year past due. During 2000, excluding adjustments on adjustable rate mortgages, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

                        Integrity Life Insurance Company

3. Investments (continued)

Major categories of the Company's net investment income are summarized as follows:

                                                        Year Ended December 31,
                                                        2000             1999
                                                     ---------------------------
                                                           (In thousands)
Income:
   Bonds                                             $ 111,140        $ 229,082
   Preferred stocks                                      6,349            5,027
   Mortgage loans                                        1,004              850
   Policy loans                                          7,932            7,873
   Cash and short-term investments                       8,559            8,697
   Other investment income                                 927            2,760
                                                     --------------------------
Total investment income                                135,911          254,289

Investment expenses                                     (2,483)          (2,977)
Interest expense on repurchase agreements                    -           (1,014)
                                                     --------------------------

Net investment income                                $ 133,428        $ 250,298
                                                     ==========================

4. Derivative Instruments

The Company offers equity-indexed products through its separate accounts that meet consumer demand for equity investments with downside protection. After the acquisition on March 3, 2000, the Company closed out its position of S&P 500 futures contracts and purchased over-the-counter call options from Citibank N.A., New York, and custom-tailored options from W&S. These options are recorded at market value. Unrealized market value gains and losses on the option contracts are recorded in the separate account statements of operations to hedge against the Company's obligation to pay equity-indexed returns to policyholders.

                        Integrity Life Insurance Company

4. Derivative Instruments (continued)

During 1998, the Company entered into total yield swap transactions with two former affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed institutional face-amount certificates. These swaps were considered off-balance sheet items.

The swap transactions generally provided that the Company pay an amount that approximated the interest credited to be paid to certificate holders plus outside credit enhancement fees and received the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounted for the swap activity in its guaranteed separate account. During 1999, the Company recorded approximately $2.3 million and $1.4 million of net investment income from 312CC and 212CC, respectively in its separate account statement of operations.

During 1999, certain events caused the 312CC and 212CC institutional face-amount certificates to be paid prior to their stated maturity dates. At the payment dates, the fair value of the 312CC and 212CC investment portfolios were less than account value, as such, the swap transactions provided that the Company contribute the difference. Accordingly, expense charges of approximately $13.8 million and $23.7 million were recognized to terminate the swap transactions with 312CC and 212CC, respectively. As of December 31, 1999, the Company had notes payable outstanding of $7.8 million and $16.4 million for the above described swap transactions for 312CC and 212CC, respectively. Under the terms of the Purchase Agreement, the notes payable were forgiven or paid off on March 3, 2000.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

5. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable

                        Integrity Life Insurance Company

5. Reinsurance (continued)

annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                       Year Ended December 31,
                                                        2000             1999
                                                     ---------------------------
                                                           (In thousands)
Direct premiums and amounts assessed
  against policyholders                              $ 195,202        $ 562,982
Reinsurance assumed                                        735          271,144
Reinsurance ceded                                       (3,306)        (238,454)
                                                     --------------------------
Net premiums, annuity considerations and
  deposit-type funds                                 $ 192,631        $ 595,672
                                                     ==========================

In 2000, the Company assumed $734,602 of Variable Life Insurance (VLI) premiums from a modified-coinsurance agreement with Safeco Life Insurance Company and in 1999, the Company assumed $271.0 million in funding agreement and GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

Reinsurance and Funding Agreement Recapture

As part of an institutional restructuring on August 3, 1999, the Company and General American Life Insurance Company ("General American") completed a transaction whereby General American recaptured approximately $3.4 billion of assets and related liabilities (GICs and funding agreements) previously ceded through a reinsurance agreement to the Company (the "Transaction"). The Transaction, which terminated the reinsurance and related agreements, including a marketing partnership agreement, was effective as of July 26, 1999. These assets and related liabilities were part of a joint product development, marketing and reinsurance relationship with General American involving funding agreements and GICs.

As a result of the Transaction, the Company recorded a loss on reinsurance recapture of approximately $146 million during the third quarter of 1999 primarily due to interest rate related decreases in the fair value of investment securities recaptured by General American.

                        Integrity Life Insurance Company

Reinsurance and Funding Agreement Recapture (continued)

Surplus was reduced by approximately $95 million on this transaction as a $51.5 million capital contribution was made by ARM to the Company as part of the Transaction. In addition, the Company recorded a loss and reduction in surplus of approximately $40 million to discharge an institutional liability in its separate accounts. The Company does not intend to pursue additional institutional spread or institutional fee business, nor does the Company have any remaining institutional business outstanding.

6. Federal Income Taxes

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations with current benefit being given for the use of National Integrity's losses and credits in the consolidated return.

The federal income tax provision reflects an effective tax rate different than the prevailing federal income tax rate due in part to various exclusions and special deductions available to life insurance companies. Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of operations:

                                                                         Year Ended December 31,
                                                                           2000           1999
                                                                         ------------------------
                                                                              (In thousands)
     Federal income tax expense (benefit) computed at statutory rate      $ 2,739       $(62,697)

     Amortization of value of insurance in force                           (2,365)        (2,365)
     Adjustment to statutory reserves for tax purposes                      2,590          3,216
     Forgiveness of debt - Sec. 108(a)(1)(B)                               (7,951)             -
     Bond discount accrual                                                 (2,121)        (2,729)
     Deferred acquisition costs recorded for tax purposes                    (328)         1,097
     Amortization of interest maintenance reserve                            (511)          (728)
     Other                                                                    395          2,567
     Reinsurance recapture                                                      -         64,345

                                                                          ----------------------
     Federal income tax expense (benefit)                                 $(7,552)      $  2,706
                                                                          ======================

                        Integrity Life Insurance Company

6. Federal Income Taxes (continued)

The Company made tax payments in the amount of $8.6 million in 1999 (none in 2000).

7. Surplus

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from earned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory capital and surplus as of December 31, 2000 or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2001 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 2000, the Company did not receive any dividends from National Integrity.

Life/health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2000 and 1999, the Company meets the RBC requirements.

                        Integrity Life Insurance Company

8. Annuity Reserves

At December 31, 2000, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                          Amount            Percent
                                                                       -----------------------------
                                                                       (In thousands)
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                        $  454,480             16.4%
     At book value less surrender charge of 5% or more                      402,194             14.5%
     At market value                                                        932,508             33.7%
                                                                       -----------------------------
   Total with adjustment or at market value                               1,789,182             64.6%
   Subject to discretionary withdrawal (without adjustment) at book
     value with minimal or no charge or adjustment                          334,323             12.1%
   Not subject to discretionary withdrawal                                  644,938             23.3%
                                                                       -----------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                         2,768,443            100.0%
                                                                                             =======
   Less reinsurance ceded                                                   (19,185)
                                                                         ----------
  Net annuity reserves and deposit fund liabilities                      $2,749,258
                                                                         ==========

                        Integrity Life Insurance Company

9. Separate Accounts

The Company's guaranteed separate accounts include indexed products (i.e., equity-indexed annuities) and non-indexed products and options (i.e., guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's non guaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 2000 is as follows:

                                          Separate Accounts with
                                                 Guarantees
                                         --------------------------
                                                          Nonindexed      Nonguaranteed
                                                          Guaranteed         Separate
                                         Indexed         More than 4%        Accounts         Total
                                         --------------------------------------------------------------
                                                            (In thousands)
Premiums, deposits and other
   considerations                        $  1,667          $ 72,857          $102,104       $  176,628
                                         =============================================================

Reserves for separate accounts with
   assets at fair value                  $100,912          $422,455          $956,317       $1,479,684
                                         =============================================================

Reserves for separate accounts by
  withdrawal characteristics:
     Subject to discretionary
       withdrawal (with adjustment):
         With market adjustment           $51,362          $403,119          $      -       $  454,481
         At book value without market
           value adjustment and with
           current surrender charge of
           5% or more                           -            19,336                 -           19,336
         At market value                        -                 -           956,317          956,317
                                         -------------------------------------------------------------
     Total with adjustment or at market    51,362           422,455           956,317        1,430,134
       value
     Not subject to discretionary
       withdrawal                          49,550                 -                 -           49,550
                                         -------------------------------------------------------------
Total separate accounts reserves         $100,912          $422,455          $956,317       $1,479,684
                                         =============================================================

                        Integrity Life Insurance Company

9. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2000 and 1999 is presented below:

                                                              2000            1999
                                                           -------------------------
                                                                 (In thousands)
Transfers as reported in the Summary of Operations of
  the Separate Accounts Statement:
     Transfers to separate accounts                        $ 176,628       $ 235,977
     Transfers from separate accounts                       (279,386)       (748,943)
                                                           -------------------------
Net transfers from separate accounts                        (102,758)       (512,966)

Reconciling adjustments:
Policy deductions and other expense reported as other
  revenues                                                     1,330           1,637
                                                           -------------------------

Transfers as reported in the Summary of Operations         $(101,428)      $(511,329)
                                                           =========================

10. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                        Integrity Life Insurance Company

10. Fair Value of Financial Instruments (continued)

                                                        December 31, 2000                  December 31, 1999
                                                  ----------------------------------------------------------------
                                                   Carrying             Fair          Carrying             Fair
                                                    Amount             Value           Amount             Value
                                                  ----------------------------------------------------------------
                                                                          (In thousands)
Assets:
   Bonds                                          $1,422,318        $1,212,490       $1,363,174        $1,171,131
   Preferred stocks                                   80,431            79,380           75,828            66,369
   Mortgage loans                                     21,318            21,318            8,935             8,935
   Cash and short-term investments                    21,608            21,608          177,279           177,279
   Separate account assets                         1,526,535         1,526,535        1,657,370         1,657,370

Liabilities:
   Life and annuity reserves for
     investment-type contracts and deposit
     fund liabilities                             $1,295,299        $1,313,733       $1,408,722        $1,397,952
   Separate accounts annuity reserves              1,455,875         1,453,631        1,588,589         1,573,192

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans, Cash and Short-term Investments and Separate Account Assets

The carrying amounts of mortgage loans, cash and short-term investments and separate account assets approximate their fair value.

Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities

The fair values of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair values of deposit fund liabilities and the remaining annuity reserves are primarily based on the cash

                        Integrity Life Insurance Company

10. Fair Value of Financial Instruments (continued)

surrender values of the underlying contracts.

Separate Account Annuity Reserves

The fair value of separate account annuity reserves for investment-type products equals the cash surrender values.

11. Related Party Transactions

During 2000, the Company (i) received $105.8 million in capital contributions from W&S, (ii) received a $15.0 million capital contribution from ARM and (iii) recorded a $41.8 million capital contribution to National Integrity. The Company did not pay any dividends during 2000.

On March 3, 2000, W&S began performing certain administrative and special services for the Company to assist with its business operations. The services include tax compliance and reporting; payroll functions; administrative support services; and investment functions. Before March 3, 2000, certain administrative and special services were provided to the Company through Administrative and Investment Services agreements with ARM, the Company's former parent. During 2000, the Company paid $3.0 million and $1.1 million to ARM and Ft. Washington (a subsidiary of W&S), respectively, and received $6.0 million from National Integrity for charges for services in accordance with the requirements of applicable insurance law and regulations.

12. Concentration of Credit Risk

At December 31, 2000, the Company held unrated or less-than-investment grade bonds of $160.9 million with an aggregate fair value of $92.3 million. Those holdings amounted to 11% of the Company's investments in bonds and less than 5% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company in their overall investment strategy.

At December 31, 2000, the Company held two commercial real estate mortgage loans totaling $13.3 million involving properties located in Kentucky and New Mexico. Such investment consist of first mortgage liens on completed income-producing properties.

                        Integrity Life Insurance Company

13. Direct Premiums Written by Managing General Agents/Third Party
    Administrators

The Company issued business through the following managing general agents in 2000:

                                                                                                               Total
                                                    Exclusive         Type of             Authority           Premiums
        Name and Address                EIN         Contract     Business Written          Granted            Written
--------------------------------------------------------------------------------------------------------------------------
Signature Financial Services
550 Pinetown Rd., Suite 208         ###-##-####        No         Fixed Annuities      Writing premium      $12,113,445
Ft. Washington,  PA  19034

The aggregate remaining premiums written by other managing general agents for 2000 was $15,827,799.

14. Other Items

Supervision Order

On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order with respect to the Company. The Supervision Order was automatically extended until March 2, 2000, when it was released upon the close of the sale of the Company. Under the terms of the Supervision Order, the Company continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but was to receive written consent from the Ohio Department of Insurance for other payments including dividends to ARM. The Supervision Order also suspended the processing of surrenders of policies except in the cases of approved hardship.

Indemnified Realized Losses

Under the terms of the Purchase Agreement, W&S placed the entire $119.3 million purchase price in a recoverable escrow account ("Escrow Account") and identified certain securities as securities to be indemnified for statutory realized losses by ARM subsequent to the acquisition of the Company by W&S. As the assets in the escrow account were sold during 2000, W&S withdrew an amount from the Escrow Account equal to the statutory losses realized on the sold securities. The Escrow Account was to be drawn upon until either all of the identified securities were sold, or until the entire purchase price was recovered and the escrow balance was zero (see Note 15).

                        Integrity Life Insurance Company

Indemnified Realized Losses (continued)

In a separate agreement, W&S assigned the right to receive the recovery of the purchase price on indemnified securities to the Company. As of December 31, 2000, the Company had recovered $47.5 million from the Escrow Account as assigned by W&S. In accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance, the Company netted realized losses from the sale of securities in the Escrow Account with the related gain from indemnification. In addition, the interest maintenance reserve was not reduced by statutory realized losses from escrow assets sold during 2000 because those losses were netted with indemnification income.

15. Subsequent Event

On March 30, 2001, the Company received approximately $77.5 million related to the final settlement of the Escrow Account established under the terms of the Purchase Agreement with W&S (see Note 1). The $77.5 million was used to indemnify statutory realized losses from the deemed "sale or disposal" of the remaining escrow assets for the Company and National Integrity as of February 28, 2001.

16. Reconciliation of Annual Statement to Audited Financial Statements

Total admitted assets, net loss and total capital and surplus at December 31, 1999, as reported in the accompanying audited statutory basis financial statements, differ from the amount reported in the 1999 NAIC Annual Statement filed with insurance regulatory authorities as follows:

                                                           Total
                                                          Admitted                            Capital and
                                                           Assets             Net loss           Surplus
                                                         ------------------------------------------------
                                                                           (In Thousands)
Balance as of December 31, 1999 as reported
   in the NAIC Annual Statement                          $3,545,357           $188,488           $86,823
Reduction in federal income tax recoverable                  (2,211)             2,211            (2,211)
                                                         -----------------------------------------------
Balance as of December 31, 1999 as reported
   in the accompanying audited financial statements      $3,543,146           $190,699           $84,612
                                                         ===============================================


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